Exhibit 10.1

EXECUTION VERSION

PNK FINANCE CORP.

$850,000,000

6.375% Senior Notes due 2021

PURCHASE AGREEMENT

July 30, 2013

J.P. MORGAN SECURITIES LLC

GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                            INCORPORATED

WELLS FARGO SECURITIES, LLC

CREDIT AGRICOLE SECURITIES (USA) INC.

BARCLAYS CAPITAL INC.

UBS SECURITIES LLC

As Representatives of the several

  Initial Purchasers named in Schedule 1 attached hereto,

c/o J.P. MORGAN SECURITIES LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

PNK Finance Corp., a Delaware corporation (the “Issuer”) and newly formed, wholly-owned unrestricted subsidiary of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement), to issue and sell to the initial purchasers named in Schedule 1 attached to this Agreement (the “Initial Purchasers”), for whom J.P. Morgan Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc., Barclays Capital Inc. and UBS Securities LLC are acting as the representatives (“you” or the “Representatives”), an aggregate of $850,000,000 principal amount of the Issuer’s 6.375% Senior Notes due 2021 (the “Notes”).

The Notes will be issued pursuant to an Indenture to be dated as of the Closing Date (as defined in Section 5(a)) (the “Indenture”), among the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The Notes are more fully described in the Pricing Disclosure Package (as defined below) and the Offering Memorandum (as defined below). Immediately upon the consummation of (i) the merger (the “Ameristar Merger”) of PNK Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Holdco”), with and into Ameristar Casinos, Inc., a Nevada corporation

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(“Ameristar”), pursuant to an Agreement and Plan of Merger, dated December 20, 2012, among the Company, Holdco, PNK Development 32, Inc., a Nevada corporation and wholly-owned subsidiary of Holdco, and Ameristar (as amended or supplemented, the “Merger Agreement”), (ii) the merger (the “Post-Effective Merger”) of Ameristar with and into the Company immediately following the consummation of the Ameristar Merger, and (iii) the merger (the “Issuer Merger” and, together with the Ameristar Merger and the Post-Effective Merger, the “Merger”) of the Issuer with and into the Company, the Company and the Guarantors (as defined below) shall become party to the Indenture pursuant to a supplemental indenture (the “Supplemental Indenture”) by and among the Company, the Guarantors and the Trustee.

Immediately upon consummation of the Merger, the Notes will be irrevocably and unconditionally guaranteed (the “Guarantees”) on a senior unsecured basis, jointly and severally, by (i) the guarantors named in Schedule 2 hereto and (ii) any subsidiary of the Company or Ameristar formed or acquired after the Closing Date that executes the Supplemental Indenture or an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the “Guarantors”), in accordance with the terms of the Indenture. The Company and the Guarantors shall immediately become subject to the terms of this Agreement upon execution by the Company and the Guarantors on the Merger Date (as defined herein) of a joinder agreement to this Agreement, the form of which is attached hereto as Exhibit C (the “Joinder Agreement”). Upon execution of the Joinder Agreement, each of the Company and the Guarantors shall, without any further action by any person, become a party to this Agreement, and the representations, warranties and agreements set forth herein shall become effective as to the Company and each Guarantor, giving effect to the consummation of the transactions contemplated by this Agreement, including the Merger, as of the Applicable Time (as defined below).

On the Closing Date, the Issuer will enter into an escrow and security agreement, the form of which is attached hereto as Exhibit D (the “Escrow Agreement”), with the Trustee and The Bank of New York Mellon Trust Company, N.A., in its capacity as escrow agent (the “Escrow Agent”), pursuant to which, on the Closing Date, the Issuer will cause to be deposited with the Escrow Agent the gross proceeds of the offering of the Notes together with an additional amount in cash or Temporary Cash Investments (as defined in the Escrow Agreement) sufficient to redeem the Notes at the Special Mandatory Redemption Price (as defined below) (together with any other property from time to time held by the Escrow Agent, the “Escrow Property”). The Escrow Property will be held by the Escrow Agent in accordance with the terms and provisions set forth in the Escrow Agreement and released (the “Release”) to the Company in accordance with the conditions set forth therein. Until the Escrow Property is so released, the Notes will be secured by a first-priority security interest in the Escrow Property. In the event that (a) the Merger Date does not take place on or prior to September 20, 2013 or such later date as agreed by the parties to the Merger Agreement (such date, the “Outside Date”; provided that the Outside Date will not extend beyond December 31, 2013 under any circumstances) or (b) at any time prior to the Outside Date, the Merger Agreement is terminated (any such event being a “Mandatory Redemption Event”), the Issuer will redeem (the “Special Mandatory Redemption”) all of the Notes at 100.00% of the issue price, plus accrued and unpaid interest up to, and including, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”). Notice of the occurrence of a Mandatory Redemption Event will be mailed by the Issuer (a “Special Redemption Notice”) within three business days following the

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occurrence of a Mandatory Redemption Event to the Trustee and the Escrow Agent. Concurrently with the delivery of the Special Redemption Notice, the Issuer shall request the Trustee to mail (by first-class mail to each holder’s registered address or otherwise in accordance with the procedures of DTC (as defined below)) a notice that a Special Mandatory Redemption is to occur. Within five business days (or such other minimum period as may be required by DTC) after the Trustee’s mailing of such notice of a Mandatory Redemption Event, the Special Mandatory Redemption shall occur (the date of such redemption, the “Special Mandatory Redemption Date”).

This Agreement is to confirm the agreement concerning the purchase of the Notes from the Issuer by the Initial Purchasers.

1.        Purchase and Resale of the Notes.  The Notes will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the “Act”), in reliance on an exemption pursuant to Section 4(2) under the Act. The Issuer, the Company and the Guarantors have prepared a preliminary offering memorandum, dated as of July 30, 2013 (the “Preliminary Offering Memorandum”), a pricing term sheet substantially in the form attached hereto as Schedule 4 (the “Pricing Term Sheet”) and an offering memorandum, dated as of the date hereof (the “Offering Memorandum”), setting forth information regarding the Issuer, the Company, the Guarantors, the Notes and the Exchange Notes (as defined herein), the Guarantees and the Exchange Guarantees (as defined herein). The Preliminary Offering Memorandum, as supplemented and amended as of the Applicable Time (as defined below), together with the Pricing Term Sheet and any of the documents listed on Schedule 5 hereto, other than a road show that is a Free Writing Offering Document (as defined below), are collectively referred to as the “Pricing Disclosure Package.” The Issuer hereby confirms that it has authorized the use of the Pricing Disclosure Package and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchasers. “Applicable Time” means 3:05 p.m. (New York City time) on the date of this Agreement.

Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum shall be deemed to refer to and include all information filed by the Company and Ameristar with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c), 14 or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, and incorporated by reference therein. Any reference to the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include any information filed by the Company and Ameristar with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Memorandum or the Offering Memorandum, as the case may be, and prior to such specified date, but only to the extent such information is deemed incorporated by reference therein. All documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum, as the case may be, or any amendment or supplement thereto are hereinafter called the “Exchange Act Reports.”

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It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes (and all securities issued in exchange therefor, in substitution thereof) shall bear the following legend (along with such other legends as the Initial Purchasers and their counsel deem necessary):

‘‘THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING ITS NOTE IN AN “OFFSHORE TRANSACTION” PURSUANT TO RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS NOTE) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”), OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION

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REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION, ALL IN FORM AND SUBSTANCE SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.”

You have advised the Issuer that the Initial Purchasers will make offers (the “Exempt Resales”) of the Notes purchased by the Initial Purchasers hereunder on the terms set forth in each of the Pricing Disclosure Package and the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be “qualified institutional buyers” as defined in Rule 144A under the Act (“QIBs”) and (ii) outside the United States to certain persons who are not U.S. persons (as defined in Regulation S under the Act (“Regulation S”)) (such persons, “Non-U.S. Persons”) in offshore transactions in reliance on Regulation S. Those persons specified in clauses (i) and (ii) are referred to herein as the (“Eligible Purchasers”). The Initial Purchasers will offer the Notes to Eligible Purchasers initially at a price equal to 100.00% of the principal amount thereof. Such price may be changed at any time without notice.

Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the registration rights agreement (the “Registration Rights Agreement”) among the Issuer and the Initial Purchasers to be dated as of the Closing Date (as defined in Section 5 herein), for so long as such Notes constitute “Transfer Restricted Securities” (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuer, the Company and the Guarantors (following the execution by the Company and the Guarantors of a joinder agreement thereto upon the consummation of the Merger, such joinder agreement, the “Registration Rights Agreement Joinder”) will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Act (the “Exchange Offer Registration Statement”) relating to the Issuer’s 6.375% Senior Notes due 2021 (the “Exchange Notes”) and the Guarantors’ Exchange Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees, which Guarantees are to be issued only upon the consummation of the Merger, as described above. Such portion of the offering is referred to as the “Exchange Offer.”

2.        Representations, Warranties and Agreements of the Issuer, the Company and the Guarantors.  The Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors, jointly and severally, represent, warrant and agree that (it being understood that, prior to the execution of the Joinder Agreement, all representations and

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warranties of the Issuer with respect to Ameristar and its subsidiaries are made to the knowledge of the Issuer after due inquiry with Ameristar and its subsidiaries):

(a)        When the Notes are issued and delivered pursuant to this Agreement, and when the Guarantees are issued upon the consummation of the Merger as described above, such Notes and Guarantees will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Issuer, the Company or any of the Guarantors that are listed on a national securities exchange registered under Section 6 of the Exchange Act, or that are quoted in a United States automated inter-dealer quotation system.

(b)        Assuming that (i) the representations and warranties of the Initial Purchasers in Section 4 are true, (ii) the Initial Purchasers comply with their agreements and the offering and transfer procedures and restrictions described in Section 4, the Pricing Disclosure Package and the Offering Memorandum, and (iii) each of the Eligible Purchasers is reasonably believed to be a QIB or is a Non-U.S. Person who acquires the Notes in an “offshore transaction” in reliance on Regulation S, the purchase and resale of the Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising within the meaning of Regulation D (including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) was used or will be used by the Issuer, the Company, the Guarantors any of their affiliates or any of their respective representatives (other than the Initial Purchasers, as to whom the Issuer, the Company and the Guarantors make no representation) in connection with the offer and sale of the Notes.

(c)        No form of general solicitation or general advertising was used by the Issuer, the Company, the Guarantors or any of their respective representatives (other than the Initial Purchasers, as to whom the Issuer, the Company and the Guarantors make no representation) with respect to Notes sold outside the United States to Non-U.S. Persons, by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Issuer, the Company, the Guarantors any affiliate of the Issuer, the Company, the Guarantors and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuer, the Company and the Guarantors make no representation) has complied with and will implement the “offering restrictions” required by Rule 902.

(d)        The Issuer is not required to deliver the information specified in Rule 144A(d)(4) under the Act in connection with the Exempt Resales and the Notes satisfy and, when they are issued, the Guarantees will satisfy the requirements of Rule 144A(d)(3).

(e)        The Pricing Disclosure Package and the Offering Memorandum have been prepared by the Issuer, the Company and the Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering

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Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Issuer, the Company or any of the Guarantors, is contemplated.

(f)        The Pricing Disclosure Package did not, as of the Applicable Time, and will not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Issuer through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information is specified in Section 9(e).

(g)        The Offering Memorandum will not, as of its date and as of the Closing Date (as amended or supplemented in accordance with 6(d), as applicable), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with written information furnished to the Issuer through the Representatives by or on behalf of the Initial Purchasers specifically for inclusion therein, which information is specified in Section 9(e).

(h)        The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Exchange Act Reports did not, and any further documents filed and incorporated by reference in the Preliminary Offering Memorandum or the Offering Memorandum will not, when filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)        Neither the Issuer, the Company nor any of the Guarantors (including their respective agents and representatives, other than the Initial Purchasers in their capacity as such) has made any offer to sell or solicitation of an offer to buy the Notes that would constitute a “free writing prospectus” (if the offering of the Notes was made pursuant to a registered offering under the Act), as defined in Rule 405 under the Act (a “Free Writing Offering Document”) without the prior consent of the Representatives; any such Free Writing Offering Document the use of which has been previously consented to by the Initial Purchasers is listed on Schedule 5.

(j)        Each Free Writing Offering Document (including, without limitation, any electronic road show or other document listed on Schedule 5 hereto), when considered together with the Pricing Disclosure Package as of the Applicable Time, did not contain

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any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)        The Issuer and each of the Company, Ameristar and their respective subsidiaries (as defined in Section 17) listed on Schedule 3 to this Agreement and marked with an asterisk, including each of the Guarantors (collectively, the “Subsidiaries”), has been duly organized, is validly existing and in good standing as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (i) the business, condition (financial or otherwise), results of operations, stockholders’ equity, properties or prospects of the Company and its subsidiaries, taken as a whole, or Ameristar and its subsidiaries, taken as a whole; (ii) the offering and sale of the Notes and Guarantees (the “Offering”) and the consummation of the Offering; or (iii) any other transaction contemplated by this Agreement (including the Ameristar Merger, the Post-Effective Merger and the Issuer Merger) (a “Material Adverse Effect”). Except as disclosed in the Pricing Disclosure Package and the Offering Memorandum, each of the Company, Ameristar and the Subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. Neither the Company nor Ameristar owns or controls, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed on Schedule 3 to this Agreement. None of the subsidiaries of the Company or Ameristar (other than the Subsidiaries) is a “significant subsidiary” (as defined in Rule 405). The Issuer does not have any subsidiaries.

(l)        The Company has an authorized capitalization as set forth in each of the Pricing Disclosure Package and the Offering Memorandum, and all of the issued shares of capital stock of the Issuer and the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform to the description thereof contained in each of the Pricing Disclosure Package and the Offering Memorandum and were issued in compliance with federal and state securities laws and not in violation of any preemptive right, resale right, right of first refusal or similar right. All of the issued shares of capital stock or membership interests of each Subsidiary have been duly authorized and validly issued, (and with respect to capital stock are fully paid and non-assessable) and are owned directly or indirectly by the Company or Ameristar, as the case may be, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims (i) created or arising in connection with the Company’s Fourth Amended and Restated Credit Agreement dated as August 2, 2011, as it may be amended from time to time (the “Existing Bank Credit Facility”) or the Company’s anticipated new secured credit facility that will replace the Existing Bank Credit Facility and Ameristar’s existing secured credit facility following the consummation of the Ameristar Merger (the “New Bank Credit Facility”) or (ii) as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(m)        The Issuer has full right, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement, including the granting of the security interest in the Escrow Account and the Escrow Property, the Pricing Disclosure Package and the Offering Memorandum. This Agreement and the transactions contemplated by this Agreement, the Pricing Disclosure Package and the Offering Memorandum have been duly and validly authorized by the Issuer. This Agreement has been duly and validly executed and delivered by the Issuer and constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), except in connection with any enforcement of remedies as may be required under applicable law, including gaming and liquor laws, and except as enforceability may be limited by state or federal laws or policies relating to the non-enforceability of the indemnification provisions contained herein.

(n)        On the Merger Date, the Company and the Guarantors will have full right, power and authority to execute and deliver the Joinder Agreement, to perform their respective obligations thereunder and to consummate the transactions contemplated thereunder. On the Merger Date, the Joinder Agreement and the transactions contemplated thereunder will have been duly and validly authorized by the Company and the Guarantors. On the Merger Date, the Joinder Agreement will have been duly and validly executed and delivered by the Company and the Guarantors and will constitute the legal, valid and binding obligation of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors’ rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), except in connection with any enforcement of remedies as may be required under applicable law, including gaming and liquor laws, and except as enforceability may be limited by state or federal laws or policies relating to the non-enforceability of any indemnification provisions contained or incorporated therein (collectively, the “Enforceability Exceptions”).

(o)        The Issuer has full right, power and authority to execute and deliver the Escrow Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereunder. The Escrow Agreement and the transactions contemplated thereunder have been duly and validly authorized by the Issuer. On the Closing Date, the Escrow Agreement will have been duly and validly executed and delivered by the Issuer and will (i) constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions and (ii) be effective to grant a legal, valid and enforceable security interest in all of the Issuer’s right, title and interest in the Escrow Property. Upon execution of the Escrow Agreement, the issuance

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of the Notes and the deposit of the Escrow Property with the Escrow Agent, the first-priority lien on and security interest in the Escrow Property, granted in favor of the Trustee for the benefit of the holders of the Notes pursuant to the Escrow Agreement, will constitute a legal, valid and enforceable perfected first-priority security interest in the Escrow Property, which will not be subject to any other lien, charge or encumbrance.

(p)        The Issuer has the full right, power and authority to execute and deliver the Notes and to perform its obligations thereunder. The Notes have been duly and validly authorized by the Issuer for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Issuer, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by the Enforceability Exceptions.

(q)        On the date, and immediately following the time that the Issuer Merger is consummated (such time and date, the “Merger Date”), the obligations under the Notes and the Exchange Notes will be assumed by the Company (the “Assumption”). On the Merger Date, the Guarantors will have the full right, power and authority to execute and deliver the Guarantees and to perform their obligations thereunder. On the Merger Date, the Guarantees will have been duly and validly authorized by the Guarantors for issuance pursuant to this Agreement and the Joinder Agreement and, when issued in accordance with the terms of the Indenture, will be the legal, valid and binding obligations of the Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by the Enforceability Exceptions.

(r)        The Issuer has, and on the Merger Date the Company and each of the Guarantors will have, the full right, power and authority to execute and deliver the Exchange Notes and the Exchange Guarantees and to perform their respective obligations thereunder. The Exchange Notes have been, and on the Merger Date the Exchange Guarantees will have been, duly and validly authorized by the Issuer, the Company and each of the respective Guarantors for issuance and sale to the Initial Purchasers pursuant to this Agreement and, if and when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Issuer (or the Company, following the Merger) and each of the Guarantors, enforceable against them in accordance with their terms and entitled to the benefits of the Indenture, except as enforceability may be limited by the Enforceability Exceptions.

(s)        The Issuer has full right, power and authority to execute and deliver the Indenture and to perform its obligations thereunder. The Indenture has been duly and validly authorized by the Issuer, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions and except to the extent the waiver contained in Section 4.06 (Stay, Extension and Usury Laws) of the

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Indenture may be deemed unenforceable. No qualification of the Indenture under the Trust Indenture Act of 1939 (the “1939 Act”) is required in connection with the offer and sale of the Notes contemplated hereby or in connection with the Exempt Resales.

(t)        On the Merger Date, the Company and each of the Guarantors will have, full right, power and authority to execute and deliver the Supplemental Indenture and to perform their respective obligations thereunder. On the Merger Date, the Supplemental Indenture will have been duly and validly authorized by the Company and the Guarantors, and upon its execution and delivery and, assuming due authorization, execution and delivery by the Trustee, will be a legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions.

(u)        The Issuer has full right, power and authority to execute and deliver the Registration Rights Agreement and to perform its obligations thereunder. The Registration Rights Agreement has been duly and validly authorized by the Issuer and, when executed and delivered by the Issuer in accordance with the terms of this Agreement and the Registration Rights Agreement, will be (assuming the due authorization, execution and delivery thereof by you) the legal, valid and binding obligations of the Issuer, enforceable against it in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(v)        On the Merger Date, the Company and each of the Guarantors will have full right, power and authority to execute and deliver the Registration Rights Agreement Joinder and to perform its obligations thereunder. On the Merger Date, the Registration Rights Agreement Joinder will have been duly and validly authorized by the Company and each of the Guarantors and, when executed and delivered by the Company and each of the Guarantors in accordance with the terms of this Agreement and the Registration Rights Agreement Joinder, will be the legal, valid and binding obligations of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(w)        The Notes, the Escrow Agreement, the Indenture, the Guarantees and the Supplemental Indenture will conform in all material respects to the respective statements relating thereto contained in the Pricing Disclosure Package and the Offering Memorandum.

(x)        The execution, delivery and performance of this Agreement, the Joinder Agreement, the Escrow Agreement, the Indenture, the Supplemental Indenture, the Registration Rights Agreement, the Registration Rights Agreement Joinder, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Issuer, the Company and the Guarantors, in each case to the extent a party thereto, the consummation of the transactions contemplated hereby and thereby, including the Ameristar Merger, the Post-Effective Merger, the Issuer Merger, the Assumption, the deposit of funds by the Company with the Escrow Agent as described in the Pricing Disclosure Package and the Offering Memorandum and the granting of the security

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interest in the Escrow Account and the Escrow Property, and the application of the proceeds from the sale of the Notes as described under “Use of proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum will not (i) result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries or Ameristar and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which the Company or any of its subsidiaries or Ameristar or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or Ameristar or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company, Ameristar or any of their respective subsidiaries; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or Ameristar or any of its subsidiaries or any of their properties or assets, except (in the case of clauses (i) and (iii) above) as could not reasonably be expected to have a Material Adverse Effect.

(y)        No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Company, Ameristar or any of their respective subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement, the Joinder Agreement, the Escrow Agreement, the Indenture, the Supplemental Indenture, the Registration Rights Agreement, the Registration Rights Agreement Joinder, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Issuer, the Company and the Guarantors, in each case to the extent a party thereto, the consummation of the transactions contemplated hereby and thereby, including the Ameristar Merger, the Post-Effective Merger, the Issuer Merger, the Assumption, the deposit of funds by the Company with the Escrow Agent as described in the Pricing Disclosure Package and the Offering Memorandum and the granting of the security interest in the Escrow Account and the Escrow Property, and the application of the proceeds from the sale of the Notes as described under “Use of proceeds” in each of the Pricing Disclosure Package and the Offering Memorandum, except for (i) filings or registrations with or approvals (including “shelf” approvals) by or from the applicable gaming authorities in the States of Indiana, Iowa, Louisiana, Minnesota, Mississippi, Missouri and Nevada, which have been, or on the Merger Date will have been, made or obtained or, with respect to notice filings with the State of Colorado, will be made or obtained within the time permitted after the Merger Date under applicable law, (ii) the approval of the Ameristar Merger by the United States Federal Trade Commission, (iii) the filing of a registration statement by the Issuer (or the Company, following the Merger) with the Commission pursuant to the Act as required by the Registration Rights Agreement, and (iv) such consents as may be required under the State securities or Blue Sky laws or the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees by the Initial Purchasers, each of which has been obtained and is in full force and effect.

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(z)        Neither the Company, Ameristar nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and the Amended and Restated Engagement Letter, dated June 10, 2013, among the Company and the Initial Purchasers) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(aa)      Except as identified in the Pricing Disclosure Package and the Offering Memorandum, there are no contracts, agreements or understandings between the Issuer, the Company or any Guarantor and any person granting such person the right to require the Issuer, the Company or any Guarantor to file a registration statement under the Act with respect to any debt securities of the Issuer, the Company or any Guarantor owned or to be owned by such person or to require the Issuer, the Company or any Guarantor to include such securities in the securities registered pursuant to any registration statement filed by the Issuer, the Company or any Guarantor under the Act.

(bb)      The Issuer, the Company and the Guarantors have not sold or issued any securities that would be integrated with the offering of the Notes or Guarantees contemplated by this Agreement in a manner that would require the Notes or Guarantees to be registered under the Act pursuant to Rule 144A under the Act, the Act, the rules and regulations of the Commission thereunder or the interpretations thereof by the Commission. The Issuer, the Company and the Guarantors will take reasonable precautions designed to insure that any offer or sale by them, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act), of any Notes or any substantially similar security issued by the Issuer, the Company or any Guarantor, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Issuer and the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Notes in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.

(cc)      Except as described in the Pricing Disclosure Package and the Offering Memorandum, none of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which could reasonably be expected to result in a Material Adverse Effect, and since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, taken as a whole, or the long-term debt of Ameristar or any of its subsidiaries, taken as a whole, or any adverse change or development, in or affecting the condition (financial or otherwise), results of operations, stockholders’ equity, properties, management, business or prospects of the Company and its subsidiaries, taken as a whole, or Ameristar and its subsidiaries, taken as a whole, in each case except as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(dd)      Since the date as of which information is given in the Pricing Disclosure Package and the Offering Memorandum and except as may otherwise be described in the Pricing Disclosure Package and the Offering Memorandum, the Issuer, the Company and the Guarantors have not (i) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business (ii) entered into any material transaction or material agreement not in the ordinary course of business or (iii) declared or paid any dividend on its capital stock.

(ee)      The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum comply as to form in all material respects with the requirements of Regulation S-X under the Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and, except as disclosed therein, have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved; the other financial information included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum has been derived from the accounting records of the Company and its subsidiaries or Ameristar and its subsidiaries, as applicable, and presents fairly in all material respects the information shown thereby; and the pro forma financial information (including the related notes and supporting schedules, if any) included or incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum has been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information in all material respects and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Pricing Disclosure Package and the Offering Memorandum. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(ff)       Ernst & Young LLP, who have audited the financial statements of the Company and its subsidiaries and Ameristar and its consolidated subsidiaries as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and whose reports are incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, have delivered the initial letters referred to in Section 8(q) hereof and is an independent registered public accounting firm as required by the Act and the rules and regulations of the Public Company Accounting Oversight Board (the “PCAOB”).

(gg)      The statistical and market-related data included in the Pricing Disclosure Package are based on or derived from sources that the Issuer and the Company reasonably believe to be reliable and accurate in all material respects.

(hh)      None of the Issuer, the Company, Ameristar or any of the Subsidiaries is, as of the Closing Date, and after giving effect to the offer and sale of the Notes and the

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application of the proceeds thereof as described under “Use of proceeds” in the Pricing Disclosure Package or the Offering Memorandum, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(ii)        Except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or Ameristar or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries is the subject that could, in the aggregate, reasonably be expected to have a Material Adverse Effect; and to the knowledge of the Issuer, the Company and the Guarantors, no such proceedings are threatened or contemplated by governmental authorities or others.

(jj)        Except as described in the Pricing Disclosure Package and the Offering Memorandum, no relationship, direct or indirect, exists between or among the Issuer, the Company or any Guarantor, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Issuer, the Company or any Guarantor, on the other hand, that is required by Item 402 or Item 404 of Regulation S-K to be described in the documents incorporated by reference into the Pricing Disclosure Package or the Offering Memorandum which is not so described.

(kk)      Except as described in the Pricing Disclosure Package and the Offering Memorandum, no labor disturbance by or dispute with the employees of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries exists or, to the knowledge of the Issuer, the Company and the Guarantors, is imminent or threatened that could reasonably be expected to have a Material Adverse Effect.

(ll)        Except as described in the Pricing Disclosure Package and the Offering Memorandum, (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) that is subject to Title IV of ERISA or Section 412 of the Code (as defined below) (but not including a “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA) for which the Company, Ameristar or any member of their respective “Controlled Groups” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) may have any liability (each a “Plan”), has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) with respect to each such Plan (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (b) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (c) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan) and (d) neither the Company, Ameristar, nor any member of their respective Controlled Groups has

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incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of such Plan; and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification, except where failure to be so qualified would not be reasonably likely to result in a Material Adverse Effect. Except as described in the Pricing Disclosure Package, neither the Company, Ameristar nor any member of their respective Controlled Groups has any withdrawal or other liability to any “multiemployer plan,” within the meaning of Section 4001(c)(3) of ERISA, except for a liability which either is not reasonably likely to result in a Material Adverse Effect or which is indemnified against by a third party.

(mm)    The Company, Ameristar and each of the Subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid or made provision for the payment of all taxes due thereon, except (i) those taxes that are not reasonably likely to result in a Material Adverse Effect, (ii) those taxes, assessments or other charges that are being contested in good faith, if such taxes, assessments, or other charges are adequately reserved for in accordance with GAAP or (iii) as described in the Pricing Disclosure Package and the Offering Memorandum; and no tax deficiency has been determined adversely to the Company or any of its subsidiaries or Ameristar or any of its subsidiaries, nor does the Issuer, the Company or any of the Guarantors have any knowledge of any tax deficiencies, in any case, that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(nn)      Neither the Issuer, the Company, Ameristar nor any of the Subsidiaries is in violation of its charter or by-laws (or similar organizational documents); none of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries (i) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (ii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (i) and (ii), to the extent any such violation or default could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and except (in the case of clause (i) alone) for any lien, charge or encumbrance disclosed in the Pricing Disclosure Package and the Offering Memorandum.

(oo)      There is and has been no failure on the part of the Company, the Guarantors or any of their respective directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and

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regulations promulgated in connection therewith, except where failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.

(pp)      No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in any of the Pricing Disclosure Package or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(qq)      The Company and its subsidiaries and Ameristar and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that they provide a reasonable level of assurance that information required to be disclosed by the Company and Ameristar in reports that they file or submit under the Exchange Act is recorded, processed summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that they provide a reasonable level of assurance that such information is accumulated and communicated to the Company’s and Ameristar’s management, as applicable, as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries and Ameristar and its subsidiaries have carried out evaluations of the effectiveness of their respective disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(rr)      The Company and its subsidiaries and Ameristar and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. The Company and its subsidiaries and Ameristar and its subsidiaries maintain internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensbile Business Reporting Language included or incorporated by reference in each of the Pricing Disclosure Package and the Offering Memorandum are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except, in each case, as disclosed in each of the Pricing Disclosure Package and the Offering Memorandum, neither the Company nor Ameristar has been advised of any material weaknesses in their respective internal controls as of the date hereof.

(ss)      Except, in each case, as disclosed in each of the Pricing Disclosure Package and the Offering Memorandum, (i) the Company and each of its subsidiaries and Ameristar and each of its subsidiaries have such permits, licenses, patents, franchises,

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certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to own their respective properties and conduct their respective businesses as presently conducted in the manner described in the Pricing Disclosure Package, except for any of the foregoing that could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) each of the Company and its subsidiaries and Ameristar and its subsidiaries has fulfilled and performed all of its obligations with respect to such Permits, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder or any such Permits, except for any of the foregoing that could not be reasonably expected to have a Material Adverse Effect, and (iii) none of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries has received notice of any revocation or modification of any such Permit or has any reason to believe that any such Permit will not be renewed in the ordinary course, except where the revocation, modification or failure to renew any such Permit could not be reasonably expected to have a Material Adverse Effect.

(tt)        The Company and each of its subsidiaries and Ameristar and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, know-how, software, systems and technology (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except for any of the foregoing that could not reasonably be expected to result in a Material Adverse Effect.

(uu)      Except as described in the Pricing Disclosure Package and the Offering Memorandum, (A) there are no proceedings that are pending or, to the knowledge of the Issuer, the Company and the Guarantors, threatened against the Company or any of its subsidiaries or Ameristar or any of its subsidiaries under any laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, national, state, provincial, regional, or local authority, relating to the protection of human health or safety, the environment, or natural resources, or to hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) in which a governmental authority is also a party, other than any such proceedings in which an adverse decision would not be reasonably expected to result in a Material Adverse Effect, (B) the Company and its subsidiaries and Ameristar and its subsidiaries are not aware of any actions, activities, or conditions that could reasonably be expected to result in a violation of or liability under any Environmental Laws that could reasonably be expected to have a Material Adverse Effect, and (C) none of the Company or any its subsidiaries or Ameristar or any of its subsidiaries anticipates material (with respect to the Company and its subsidiaries, taken as a whole, or Ameristar and its subsidiaries, taken as a whole, as the case may be) capital expenditures relating to Environmental Laws (except, with respect to development projects, such capital expenditures which do not materially exceed amounts contemplated for such capital expenditures in budgets or cost estimates for such projects or potential expenditures in connection with proposed projects for which budgets have not been developed).

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(vv)      None of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries, or, to the knowledge of the Issuer, the Company and the Guarantors, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries has, at any time during the last five years, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; (iv) violated or is in violation of any provision of the Bribery Act 2010 of the United Kingdom or any other applicable anti-corruption law; or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ww)    The operations of the Company and its subsidiaries and Ameristar and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and, except for routine audits, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or Ameristar or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer, the Company and the Guarantors, threatened, except in each case, as would not reasonably be expected to have a Material Adverse Effect.

(xx)      None of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries or, to the knowledge of the Issuer, the Company and the Guarantors, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or any other applicable sanctions laws; and neither the Issuer, the Company nor any Guarantor will directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of knowingly financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(yy)      None of the Issuer, the Company or any Guarantor has distributed and, prior to the later to occur of the Closing Date and completion of the distribution of the Notes, none of them will distribute any offering material in connection with the offering and sale of the Notes other than any Preliminary Offering Memorandum, the Pricing Term Sheet, the Offering Memorandum or any Free Writing Offering Document to which the Representatives have consented in accordance with Section 2(i).

(zz)      Neither the Issuer, the Company nor any of the Guarantors has taken and none of them will take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or

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manipulation of the price of any security of the Issuer, the Company or any of the Guarantors to facilitate the sale or resale of the Notes.

(aaa)     The Company and its subsidiaries and Ameristar and its subsidiaries have good and marketable title to all real property and to all personal property described in the Pricing Disclosure Package and the Offering Memorandum as being owned by them, in each case free and clear of all liens, encumbrances and defects except (i) such as are described in the Pricing Disclosure Package and the Offering Memorandum, (ii) such as arise in connection with the Existing Bank Credit Facility or New Bank Credit Facility, (iii) such as do not (individually or in the aggregate) interfere with the use made or proposed to be made of such property by the Company and its subsidiaries or Ameristar and its subsidiaries, (iv) with respect to land held for development, restrictions ordinarily expected to be resolved in the development process, or (v) such as are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and its subsidiaries and Ameristar and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as (i) do not interfere with, the use made and proposed to be made of such property and buildings by the Company and its subsidiaries or Ameristar and its subsidiaries or (ii) are not (individually or in the aggregate) reasonably likely to result in a Material Adverse Effect. None of the Company or any of its subsidiaries or Ameristar or any of its subsidiaries has received any written notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of its subsidiaries or Ameristar or any of its subsidiaries, except as would not reasonably be likely to result in a Material Adverse Effect.

(bbb)    The Company and its subsidiaries and Ameristar and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company and Ameristar reasonably consider adequate for the conduct of their respective businesses and the value of their respective properties and as is reasonably customary for companies engaged in similar businesses in similar industries.

(ccc)    None of the Issuer, the Company, Ameristar or any of the Subsidiaries intends, or intends to permit any of their respective subsidiaries, to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and the amounts of cash to be received by the Issuer, the Company, Ameristar or any of the Subsidiaries and the timing and the amounts of cash to be payable on or in respect of the Issuer’s, the Company’s or Ameristar’s indebtedness or the indebtedness of the Subsidiaries.

(ddd)   No Restricted Subsidiary (as defined in the Indenture) of the Company or Ameristar is currently prohibited, directly or indirectly, from paying any dividends to the Company or Ameristar, as applicable, from making any other distribution on such Restricted Subsidiary’s capital stock, from repaying to the Company or Ameristar, as applicable, any loan or advances to such Restricted Subsidiary from the Company or Ameristar, as applicable, or from transferring any of such Restricted Subsidiary’s property or assets to the Company or Ameristar, as applicable, or any other Restricted

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Subsidiary of the Company or Ameristar, as applicable, except as provided under applicable law or as described in or contemplated by the Pricing Disclosure Package.

(eee)    None of the transactions contemplated by this Agreement (including without limitation, the use of the proceeds from the sale of the Notes), will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

(fff)      The Issuer, the Company and the Guarantors, on a consolidated basis, are, and immediately after the Merger Date will be, Solvent. As used in this paragraph, the term “Solvent” means, with respect to any person on a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of such person is not less than the total amount required to pay the liabilities of such person on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) such person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) such person is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) such person is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such person is engaged; and (v) such person is not a defendant in any civil action that would reasonably be expected to result in a judgment that such person is or would become unable to satisfy.

(ggg)    The financial information presented under “Summary – Recent Developments” set forth in each of the Preliminary Offering Memorandum and the Offering Memorandum (i) was derived from the internal accounting records of the Company and Ameristar (as those records were maintained at the date of each of the Preliminary Offering Memorandum and the Offering Memorandum) and (ii) was prepared on a basis consistent with the corresponding financial information included in the Company’s and Ameristar’s Management’s Discussion and Analysis of Financial Condition and Results of Operations included in their respective Form 10-Qs for three months ended March 31, 2013.

(hhh)    The Issuer satisfies, and on the Closing Date will satisfy, the definition of an “Unrestricted Subsidiary” in the Company’s existing indentures and credit agreements. The Issuer has been formed as and is a bankruptcy-remote subsidiary of the Company.

Any certificate signed by any officer of the Issuer, the Company or any Guarantor and delivered to the Representatives or counsel for the Initial Purchasers pursuant to or in connection with this Agreement or the transactions contemplated hereby shall be deemed to be a representation and warranty to each Initial Purchaser as to the matters set forth therein by (i) the Issuer, as of the date of this Agreement or as of the Closing Date, as the case may be, and (ii) the Company and the Guarantors as of the date of this Agreement or as of the Closing Date, as the case may be, after giving effect to the consummation of the transactions contemplated by this

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Agreement, including the Merger. The Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors acknowledge that, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Issuer and the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors hereby consent to such reliance.

3.        Purchase of the Notes by the Initial Purchasers.    On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Issuer agrees to sell the Notes to the several Initial Purchasers, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer, the aggregate principal amount of the Notes set forth opposite the respective names of the Initial Purchasers on Schedule 1 hereto, at a purchase price equal to 100.00% of the principal amount thereof. On the Merger Date, to the extent that the Notes are then outstanding, the Issuer and the Company, jointly and severally, agree to pay to the Initial Purchasers, by wire transfer of immediately available funds, discounts or commissions in connection with the sale of the Notes equal to $14,225,000.00. If a Special Mandatory Redemption occurs, the Initial Purchasers shall not be paid any discounts or commissions in connection with the sale of the Notes.

4.        Offering of Notes by the Initial Purchasers.  Each of the Initial Purchasers, severally and not jointly, hereby represents and warrants to the Issuer, the Company and the Guarantors that it will offer the Notes for sale upon the terms and conditions set forth in this Agreement and in the Pricing Disclosure Package. Each of the Initial Purchasers hereby represents and warrants to, and agrees with, the Issuer, the Company and the Guarantors, on the basis of the representations, warranties and agreements of the Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors that such Initial Purchaser: (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Notes; (ii) is purchasing the Notes pursuant to a private sale exempt from registration under the Act; (iii) is not acquiring the Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction; (iv) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Pricing Disclosure Package; (v) will not offer or sell the Notes, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising); (vi) will not engage in any directed selling efforts within the meaning of Rule 902 under the Act, in connection with the offering of the Notes; (vii) will not offer or sell the Notes as part of a plan or scheme to evade the registration provisions of the Act, in connection with the offering of the Notes in reliance on Regulation S; and (viii) has not, and its affiliates have not, offered or sold, and neither it nor its affiliates will offer or sell the Notes in the United States or to, or for the benefit or account of, a U.S. person (other than a distributor) (x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the commencement of the offering of the Notes pursuant hereto and the Closing Date (the

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“distribution compliance period”), other than in accordance with Regulation S or another exemption from the registration requirements of the Act. Each of the Initial Purchasers further agrees that, during such 40-day distribution compliance period, it will not cause any advertisement with respect to the Notes (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Notes, except such advertisements as permitted, and include the statements required, by Regulation S. Each of the Initial Purchasers also agrees that, at or prior to confirmation of a sale of Notes offered and sold pursuant to Regulation S, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration in respect of the Notes from it during the restricted period a confirmation or notice substantially to the following effect:

“The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case (A) in accordance with Regulation S under the Securities Act, (B) to a “Qualified Institutional Buyer” (as defined in Rule 144A (“Rule 144A”) under the Securities Act) in a transaction meeting the requirements of Rule 144A or (C) to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3), (5), (6) or (7) of Regulation D under the Securities Act) in a transaction that is exempt from the registration requirements of the Securities Act, and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S.”

The Initial Purchasers have advised the Issuer that they will offer the Notes to Eligible Purchasers at a price initially equal to 100.00% of the principal amount thereof, plus accrued interest, if any, from the date of issuance of the Notes. Such price may be changed by the Initial Purchasers at any time without notice.

The Issuer shall not be obligated to deliver any Notes to be delivered on the Closing Date, except upon payment of the aggregate principal amount (less the applicable discount and payment of interest set forth in Section 3 above) for all of the Notes to be purchased under this Agreement.

Each of the Initial Purchasers understands that the Issuer, the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 8 hereof, counsel to the Issuer and the Company and counsel to the Initial Purchasers,

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will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

5.         Delivery of and Payment for the Notes.

(a)       Delivery of and payment for the Notes shall be made at the offices of Latham & Watkins LLP, 355 South Grand Avenue, Los Angeles, CA 90071, at 10:00 A.M., New York City time, on August 5, 2013 or at such other date or place as shall be determined by agreement between the Representatives and the Company (the “Closing Date”).

(b)       Delivery of the Notes will be made to the Representatives by or on behalf of the Issuer against payment of the purchase price therefor by wire transfer of immediately available funds. Delivery of the Notes will be made through the facilities of The Depository Trust Company (“DTC”) unless the Representatives will otherwise instruct. Delivery of the Notes at the time and place specified in this Agreement is a further condition to the obligations of each Initial Purchaser.

6.         Further Agreements of the Issuer, the Company, the Guarantors and the Initial Purchasers.    Each of the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors agrees as follows:

(a)       The Issuer will furnish to the Initial Purchasers, without charge, within one business day of the date of the Offering Memorandum, such number of copies of the Offering Memorandum as may then be amended or supplemented as they may reasonably request.

(b)       None of the Issuer, the Company or any Guarantor will make any amendment or supplement to the Pricing Disclosure Package or to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which they shall reasonably object after being so advised.

(c)       The Issuer consents to the use of the Pricing Disclosure Package and the Offering Memorandum, in accordance with the securities or Blue Sky laws of the jurisdictions in which the Notes are offered by the Initial Purchasers and by all dealers to whom Notes may be sold, in connection with the offering and sale of the Notes.

(d)       If, at any time prior to completion of the distribution of the Notes by the Initial Purchasers to Eligible Purchasers, any event occurs or information becomes known that, in the judgment of the Issuer or in the opinion of counsel for the Initial Purchasers, should be set forth in the Pricing Disclosure Package or the Offering Memorandum so that the Pricing Disclosure Package or the Offering Memorandum, as then amended or supplemented, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Pricing Disclosure Package or the Offering Memorandum in order to comply with any law, the Issuer, the Company and the Guarantors will forthwith

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prepare an appropriate supplement or amendment thereto, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

(e)       Neither the Issuer, the Company nor any of the Guarantors will make any offer to sell or solicitation of an offer to buy the Notes that would constitute a Free Writing Offering Document without the prior consent of the Representatives, which consent shall not be unreasonably withheld or delayed; if at any time following issuance of a Free Writing Offering Document any event occurred or occurs as a result of which such Free Writing Offering Document conflicts with the information in the Pricing Disclosure Package or the Offering Memorandum or, when taken together with the information in the Pricing Disclosure Package or the Offering Memorandum, includes an untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, as promptly as practicable after becoming aware thereof, the Issuer will give notice thereof to the Initial Purchasers through the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Initial Purchaser a Free Writing Offering Document or other document which will correct such conflict, statement or omission.

(f)       The Issuer, the Company and the Guarantors promptly from time to time will take such action as the Representatives may reasonably request to qualify the Notes and Guarantees for offering and sale under the securities laws or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Notes; provided that in connection therewith, none of the Issuer, the Company or any Guarantor shall be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(g)       During the period of 45 days from the date hereof, the Issuer, the Company and each of their respective subsidiaries (including, following the consummation of the Merger, the former subsidiaries of Ameristar) will not, without the prior written consent of J.P. Morgan Securities LLC on behalf of the Initial Purchasers, which consent shall not be unreasonably withheld, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, pledge or otherwise dispose of (or enter into any transaction or duties which is designed to, or could be expected to, result in the disposition by any person at any time in the future) any debt securities of the Company, Ameristar or any Subsidiary with terms substantially similar (including having equal rank) to the Notes (other than the Notes and other than the proposed redemption of the Company’s existing senior notes due 2017 as described in the Offering Memorandum); provided, however, nothing contained in this Section 6(g) shall obligate the Company to retain J.P. Morgan Securities LLC as its initial purchaser or underwriter.

(h)       The Company will furnish to the holders of the Notes as soon as practicable after the end of each fiscal year an annual report (including a balance sheet

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and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Memorandum), will make available to its securityholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

(i)       So long as any of the Notes are outstanding, the Company and the Guarantors will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company or any Guarantor mailed to stockholders generally or filed with any stock exchange or regulatory body and (ii) from time to time such other information concerning the Company or the Guarantors as the Initial Purchasers may reasonably request.

(j)       The Issuer and the Company will apply the net proceeds from the sale of the Notes being sold by the Issuer as set forth in the Offering Memorandum under the caption “Use of proceeds.”

(k)      The Issuer, the Company and the Guarantors will not (and cause their respective affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuer, the Company or any Guarantor to facilitate the sale or resale of the Notes and neither the Issuer, the Company, any of the Guarantors nor any of their affiliated purchasers (as defined in Rule 100 of Regulation M under the Exchange Act) will take any action prohibited by Regulation M under the Exchange Act.

(l)       The Issuer, the Company and the Guarantors will not oppose the Notes being made eligible for clearance and settlement through DTC.

(m)     During the period from the Closing Date to one year after the Closing Date, the Issuer, the Company and the Guarantors will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Act) to, resell any of the Notes that have been acquired by any of them, except for Notes purchased by the Issuer, the Company, the Guarantors or any of their respective affiliates and resold in a transaction registered under the Act or pursuant to Rule 144 of the Act.

(n)      The Issuer, the Company and the Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Notes.

(o)      The Issuer and, immediately following their execution of the Registration Rights Joinder Agreement, the Company and each of the Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all

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agreements set forth in the representation letters of the Issuer to DTC relating to the approval of the Notes by DTC for “book entry” transfer.

(p)      The Issuer, the Company and the Guarantors will take such steps as shall be necessary to ensure that neither the Issuer, the Company nor any of the Company’s subsidiaries (which, immediately following the Merger, shall include Ameristar and its subsidiaries) becomes an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended.

(q)      The Issuer agrees to use its best efforts to do and perform all things required to be done or performed under this Agreement by it prior to the Closing Date to satisfy all conditions precedent to the delivery of the Notes.

(r)       The Issuer and the Company agree to take all reasonable action necessary to enable Standard & Poor’s Corporation and Moody’s Investors Service, Inc. to reaffirm their respective credit ratings on the Company’s outstanding senior subordinated debt, including for this purpose, the issuance of the Notes.

(s)       On the Merger Date, the Issuer and the Company shall consummate the Issuer Merger.

(t)       On the Merger Date, the Company and Ameristar shall consummate the Post-Effective Merger.

(u)      On the Merger Date, the Company and the Guarantors shall execute the Joinder Agreement, the Supplemental Indenture and the Registration Rights Agreement Joinder.

(v)      On or promptly following the Merger Date, the Company will pay the outstanding portion of the consent fee due to holders of Ameristar’s outstanding 7.50% Senior Notes due 2021 in connection with the consent solicitation described in the Pricing Disclosure Package and Offering Memorandum.

(w)      On the date of the Release (the “Release Date”):

(i)        the Company and the Guarantors shall cause to be delivered to the Representatives executed copies of the Joinder Agreement, the Registration Rights Agreement Joinder and the Supplemental Indenture;

(ii)       the Company and the Guarantors shall cause to be delivered to the Representatives such other information and documents as may be contemplated by the terms of the Escrow Agreement;

(iii)      all corporate proceedings and other legal matters incident to the authorization, form and validity of the Joinder Agreement, the Supplemental Indenture, the Guarantees, the Exchange Guarantees and the Registration Rights Agreement Joinder, and all other legal matters relating to such documents and the transactions contemplated thereby shall be reasonably satisfactory in all material

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respects to counsel for the Initial Purchasers, and the Company and the Guarantors shall have furnished to such counsel all documents and information that they may reasonably request in connection therewith;

(iv)      Morrison & Foerster LLP, counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-1;

(v)       Brownstein Hyatt Farber Schreck, LLP, Nevada counsel for the Company and Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-2;

(vi)      Faegre Baker Daniels LLP, Indiana counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-3;

(vii)     Stone Pigman Walther Wittmann L.L.C., Louisiana counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-4;

(viii)    Briol & Associates, PLLC, Minnesota counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-5;

(ix)      Lathrop & Gage LLP, Missouri counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-6;

(x)       Sills Cummis & Gross P.C., New Jersey counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-7;

(xi)      Jones Walker LLP, Mississippi counsel for the Company and Ameristar, shall have furnished to the Representatives its written opinion,

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addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-8;

(xii)     Taft Stettinius & Hollister LLP, Ohio counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-9;

(xiii)    Brownstein Hyatt Farber Schreck, LLP, Colorado counsel for the Company and Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-10;

(xiv)    Brown, Winick, Graves, Gross, Baskerville and Schoenebaum, P.L.C., Iowa counsel for Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-11;

(xv)     Baker Botts, Texas counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-12; and

(xvi)    Bacon Wilson, P.C., Massachusetts counsel for Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Release Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit B-13.

(x)       Prior to the Merger Date, the Issuer will not deliver a written notice to the Escrow Agent requesting the disbursement of funds from the Escrow Account pursuant to Section 6.7 of the Escrow Agreement without the prior written consent of J.P. Morgan Securities LLC on behelf of the Initial Purchasers, which may be granted or withheld in its sole discretion.

7.        Expenses.  The Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors, jointly and severally, agree, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the preparation and printing of certificates for the Notes; (b) the preparation and printing of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including any exhibits thereto), the Escrow Agreement, the Registration Rights Agreement and

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any amendment or supplement thereto; (c) the distribution of the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum (including any exhibits thereto), the Escrow Agreement, the Registration Rights Agreement and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) any required review by FINRA of the terms of sale of the Notes or Guarantees (including related reasonable and documented fees and expenses of counsel to the Initial Purchasers); (e) the qualification of the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees under the securities laws of the several jurisdictions as provided in Section 6(f) and the preparation, printing and distribution of a Blue Sky Memorandum (including related reasonable and documented fees and expenses of counsel to the Initial Purchasers); (f) the Trustee, any agent of the Trustee, the counsel for the Trustee in connection with the Indenture, the Supplemental Indenture, the Notes, the Guarantees, the Exchange Notes and the Exchange Guarantees; (g) the Escrow Agent, any agent of the Escrow Agent and the counsel for the Escrow Agent in connection with the Escrow Agreement and the transactions contemplated thereby; (h) all expenses in connection with the approval of the Notes by DTC for “book-entry” transfer; (i) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales; and (j) all expenses in connection with the rating of the Notes and the Exchange Notes. Neither the Issuer, the Company nor the Guarantors shall be required to pay for any of the Initial Purchasers’ costs and expenses (other than those as described in clauses (d) and (e) above), including, without limitation, (i) the fees and expenses of counsel to the Initial Purchasers (other than as set forth above) and (ii) the “roadshow” expenses of the Initial Purchasers; provided, however, if the sale of Notes pursuant to Section 3 of this Agreement shall not be consummated (x) because the conditions in Section 8 (other than Section 8(v) (except for the occurrence of a suspension or material limitation in the trading in any securities of the Company or Ameristar on any exchange or in the over-the-counter market, in which case the Initial Purchasers shall be entitled to reimbursement of reasonable out-of-pocket expenses as provided in this Section 7) hereof are not satisfied, or (y) because this Agreement is terminated by the Representatives pursuant to Section 11 hereof as a result of any of the events described in Sections 8(t) and 8(u), or (z) by reason of any failure, refusal or inability on the part of the Issuer or, upon execution of the Joinder Agreement, the Company or any of the Guarantors to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Initial Purchaser (including but not limited to a default by any Initial Purchaser under Section 10), then the Issuer and, upon execution of the Joinder Agreement, the Company and each Guarantor, jointly and severally, shall reimburse the several Initial Purchasers for reasonable out-of-pocket expenses, including reasonable and documented fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Notes or in contemplation of performing their obligations hereunder; but none of the Issuer or, upon execution of the Joinder Agreement, the Company or any of the Guarantors shall in any event be liable to any of the several Initial Purchasers for damages on account of loss of anticipated profits from the sale by them of the Notes.

8.        Conditions of Initial Purchasers’ Obligations.  The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Issuer contained herein, to the performance by the Issuer and, upon execution of the Joinder Agreement, the Company and each of the

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Guarantors of their respective covenants and other obligations hereunder and to the following additional conditions:

(a)        The Initial Purchasers shall not have discovered and disclosed to the Issuer on or prior to the Closing Date that the Pricing Disclosure Package or the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact that, in the opinion of counsel to the Initial Purchasers, is material or omits to state a fact that, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(b)        All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Escrow Agreement, the Indenture, the Notes, the Exchange Notes, the Registration Rights Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Issuer shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)        Morrison & Foerster LLP, counsel to the Issuer and the Company, shall have furnished to the Representatives (x) its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-1A and (y) its negative assurance letter, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-1B.

(d)        Brownstein Hyatt Farber Schreck, LLP, Nevada counsel for the Company and Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-2.

(e)        Faegre Baker Daniels LLP, Indiana counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-3.

(f)         Stone Pigman Walther Wittmann L.L.C., Louisiana counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-4.

(g)        Briol & Associates, PLLC, Minnesota counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial

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Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-5.

(h)       Lathrop & Gage LLP, Missouri counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-6.

(i)        Sills Cummis & Gross P.C., New Jersey counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-7.

(j)        Jones Walker LLP, Mississippi counsel for the Company and Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-8.

(k)       Taft Stettinius & Hollister LLP, Ohio counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-9.

(l)        Brownstein Hyatt Farber Schreck, LLP, Colorado counsel for the Company and Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-10.

(m)      Brown, Winick, Graves, Gross, Baskerville and Schoenebaum, P.L.C., Iowa counsel for Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-11.

(n)       Baker Botts, Texas counsel for the Company, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-12.

(o)       Bacon Wilson, P.C., Massachusetts counsel for Ameristar, shall have furnished to the Representatives its written opinion, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A-13.

(p)       The Representatives shall have received from Latham & Watkins LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Pricing Disclosure Package and the

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Offering Memorandum and other related matters as the Representatives may reasonably require, and the Issuer shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(q)        At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP one (1) letter with respect to the Company and its subsidiaries and one (1) letter with respect to Ameristar and its subsidiaries, each in form and substance reasonably satisfactory to the Representatives, addressed to the Initial Purchasers and dated the date hereof (i) confirming that Ernst & Young LLP is an independent registered public accounting firm within the meaning of the Act and the rules and regulations of the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than three days prior to the date hereof), such matters as set forth in drafts of such letters received on July 30, 2013 in substantially final form.

(r)        With respect to the letters of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letters”), the Issuer shall have furnished to the Representatives letters (the “bring-down letters”), addressed to the Initial Purchasers and dated the Closing Date (i) confirming that Ernst & Young LLP is an independent registered public accounting firm within the meaning of the Act and the rules and regulations of the PCAOB and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of its bring-down letters (or, with respect to matters involving changes or developments since the respective dates of which specified financial information is given in the Pricing Disclosure Package or the Offering Memorandum, as of a date not more than three days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to its reviews of the Company’s and Ameristar’s consolidated financial statements included in their respective Form 10-Qs for the quarter ended March 31, 2013 and filed with the Commission and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

(s)        The Issuer shall have furnished to the Representatives a certificate, dated the Closing Date, of the Issuer’s President and its Chief Financial Officer stating, in their respective capacities as officers of the Issuer and not in their respective individual capacities, that each of them severally represents that:

(i)        The representations, warranties and agreements of the Issuer, the Company and the Guarantors (including, for the avoidance of doubt, Ameristar) in Section 2 are true and correct on and as of the Closing Date, and the Issuer, the Company and the Guarantors (including, for the avoidance of doubt, Ameristar) have complied with all of their respective agreements contained herein

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in all material respects and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)       He or she has carefully examined the Pricing Disclosure Package and the Offering Memorandum, and, in his or her opinion, (A) the Pricing Disclosure Package, as of the Applicable Time, and the Offering Memorandum, as of its date and the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (B) since the date of the Pricing Disclosure Package and the Offering Memorandum no event has occurred that should have been set forth in a supplement or amendment to the Pricing Disclosure Package or the Offering Memorandum that has not been so set forth; and

(iii)      Since the respective dates as of which information is given in the Pricing Disclosure Package and the Offering Memorandum, there has not been any development that resulted in a Material Adverse Effect or any development that could reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business.

(t)        Except as described in the Pricing Disclosure Package, none of the Company or any of its subsidiaries or, to the knowledge of the Issuer, Ameristar or any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any change resulting in a Material Adverse Effect.

(u)       Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s or any of its subsidiaries’ or Ameristar’s or any of its subsidiaries’ debt securities or preferred stock by Standard & Poor’s Corporation and Moody’s Investors Service and (ii) neither Standard & Poor’s Corporation nor Moody’s Investors Service shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s or any of its subsidiaries’ or Ameristar’s or any of its subsidiaries’ debt securities or preferred stock.

(v)       Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, or trading in any securities of the Company or Ameristar on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States

35

if the effect of such engagement in hostilities, escalation or declaration of national emergency or war would, in the reasonable judgment of J.P. Morgan Securities LLC, make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes or to enforce contracts for the sale of the Notes or (iv) there shall have occurred a material adverse change in financial markets or any calamity or crisis inside or outside the United States or such a material adverse change in general economic, political or financial conditions, as to make it in each such case, in the reasonable judgment of J.P. Morgan Securities LLC, impracticable or inadvisable to proceed with the offering, sale or delivery of the Notes or to enforce contracts for the sale of the Notes.

(w)      DTC shall have accepted the Notes for clearance.

(x)       The Issuer shall have executed and delivered the Registration Rights Agreement, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Issuer.

(y)       The Issuer and the Trustee shall have executed and delivered the Indenture, and the Initial Purchasers shall have received an original copy thereof, duly executed by the Issuer and the Trustee.

(z)       The Issuer, the Escrow Agent and the Trustee shall have executed and delivered the Escrow Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Issuer, the Escrow Agent and the Trustee; the Escrow Property shall have been deposited into an account held by the Escrow Agent in accordance with the Escrow Agreement; and the Issuer shall have duly executed all other necessary agreements, certificates, instruments and other documents and provided evidence that all other actions necessary or, in the reasonable opinion of the Escrow Agent, desirable, to perfect the security interests of the Escrow Agent in the Escrow Property have been taken.

(aa)     The Issuer shall have furnished the Representatives and counsel to the Initial Purchasers with such other certificates, opinions or other documents as they may have reasonably requested.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to counsel for the Initial Purchasers.

9.        Indemnification and Contribution.

(a)       The Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and Guarantees), to which that Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Act or

36

otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto, (B) in any Blue Sky application or other document prepared or executed by the Issuer or, upon execution of the Joinder Agreement, the Company or any Guarantor (or based upon any written information furnished by the Issuer or, upon execution of the Joinder Agreement, the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (C) in any materials or information provided to investors by, or with the approval of, the Issuer or the Company in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Issuer or the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Free Writing Offering Document, the Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or in any Marketing Materials, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Notes, the Guarantees or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Issuer, the Company and the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence, bad faith or willful misconduct), and shall reimburse each Initial Purchaser and each such director, officer, employee or controlling person promptly upon demand for any legal or other out-of-pocket expenses reasonably incurred by that Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer, the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any such amendment or supplement thereto or in any Blue Sky Application or any Marketing Materials, in reliance upon and in conformity with written information furnished to the Issuer through the Representatives by or on behalf of any Initial Purchaser specifically for inclusion therein, which information consists solely of the information specified in Section 9(e). The foregoing indemnity agreement is in addition to any liability which the Issuer, the Company or the Guarantors may otherwise have to any Initial Purchaser or to any affiliate, director, officer, employee or controlling person of that Initial Purchaser.

37

(b)        Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Issuer and, upon execution of the Joinder Agreement, the Company and each of the Guarantors and their respective directors, officers and employees, and each person, if any, who controls the Issuer or, upon execution of the Joinder Agreement, the Company or the Guarantors, as the case may be, within the meaning of Section 15 of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement) or any such director, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or any Marketing Materials, or (ii) the omission or alleged omission to state in any Free Writing Offering Document, Preliminary Offering Memorandum, the Pricing Disclosure Package or the Offering Memorandum or in any amendment or supplement thereto or in any Blue Sky Application or any Marketing Materials, any material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer through the Representatives by or on behalf of that Initial Purchaser specifically for inclusion therein, which information is limited to the information set forth in Section 9(e). The foregoing indemnity agreement is in addition to any liability that any Initial Purchaser may otherwise have to the Issuer, the Company, any Guarantor and any such director, officer, employee or controlling person.

(c)        Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent the party to whom notice was not given was unaware of the proceeding to which such notice would have related and has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses or a material diminution thereof) and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party and shall pay as incurred the reasonable fees and disbursements of such counsel related to such proceeding. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however,

38

that an indemnified party shall have the right to employ counsel to represent jointly the indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified parties against the indemnifying party under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) counsel for the indemnified parties and their respective directors, officers, employees and controlling persons determines in good faith that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnified party on the other hand, and representation of both sets of parties by the same counsel, as determined by counsel for the indemnified parties in good faith, would be inappropriate due to actual or potential differing interests between them, and in any such event, the fees and expenses of such separate counsel shall be paid by the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors (it being understood however that the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors will not be liable for the expense of more than one primary counsel and, if necessary, one local counsel in each appropriate jurisdiction to represent such indemnified parties and all other indemnified parties similarly situated). Any such separate firm for any Initial Purchaser, its affiliates, directors, officers, employees and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities LLC and any such separate firm for the Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement), their respective directors and officers, employees and any control persons of the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors shall be designated in writing by the Company. No indemnifying party shall (A) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (B) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. In the event that it is finally judicially determined that any indemnified party was not entitled to receive payments for legal and other expenses pursuant to this Section 9, the indemnified party will promptly return all sums that that had been advanced pursuant hereto.

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(d)        If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer, and, upon execution of the Joinder Agreement, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, from the offering of the Notes and Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under this Agreement (net of Initial Purchasers’ discounts and commissions but before deducting other expenses) received by the Issuer, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Notes purchased under this Agreement, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement) or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Issuer shall be deemed, upon execution of the Joinder Agreement, to be also for the benefit of the Company and the Guarantors, and information supplied by the Issuer shall also be deemed to have been supplied, upon execution of the Joinder Agreement, by the Company and the Guarantors. The Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement) and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purposes of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Notes

40

exceeds the amount of any damages that such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute as provided in this Section 9(d) are several in proportion to their respective purchase obligations and not joint.

(e)        The Initial Purchasers severally confirm and the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors acknowledge and agree that the statements regarding delivery of Notes by the Initial Purchasers set forth on the cover page of, and the seventeenth paragraph, relating to overallotment, stabilization and syndication transactions by the Initial Purchasers, appearing under the caption “Plan of Distribution” in, the Offering Memorandum are correct and constitute the only information concerning such Initial Purchasers furnished in writing to the Issuer by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum, the Pricing Disclosure Package and the Offering Memorandum or in any amendment or supplement thereto.

10.        Defaulting Initial Purchaser.      If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Initial Purchasers shall be obligated to purchase the Notes that the defaulting Initial Purchaser agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of the Notes set forth opposite the name of each remaining non-defaulting Initial Purchaser in Schedule 1 hereto bears to the total principal amount of the Notes set forth opposite the names of all the remaining non-defaulting Initial Purchasers in Schedule 1 hereto; provided, however, that the remaining non-defaulting Initial Purchasers shall not be obligated to purchase any of the Notes on the Closing Date if the total principal amount of the Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on such date exceeds 10.0% of the total principal amount of the Notes to be purchased on the Closing Date, and any remaining non-defaulting Initial Purchaser shall not be obligated to purchase more than 110% of the principal amount of the Notes that it agreed to purchase on the Closing Date pursuant to the terms of Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Initial Purchasers, or those other initial purchasers satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining Initial Purchasers or other initial purchasers satisfactory to the Representatives do not elect to purchase the Notes that the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser, the Issuer or, upon execution of the Joinder Agreement, the Company or the Guarantors. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Notes that a defaulting Initial Purchaser agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuer or, upon execution of the Joinder Agreement, the Company or

41

the Guarantors for damages caused by its default. If other Initial Purchasers are obligated or agree to purchase the Notes of a defaulting or withdrawing Initial Purchaser, either the Representatives or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuer and the Company or counsel for the Initial Purchasers may be necessary in the Pricing Disclosure Package, the Offering Memorandum or in any other document or arrangement.

11.    Termination.  The obligations of the Initial Purchasers hereunder may be terminated by the Representatives, by notice given to and received by the Issuer, prior to delivery of and payment for the Notes if, prior to that time, any of the events described in Sections 8(t), 8(u) or 8(v) shall have occurred or if the Initial Purchasers shall decline to purchase the Notes for any reason permitted under this Agreement.

12.    Research Analyst Independence.    The Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors acknowledge that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Issuer, Company, the Guarantors and/or the offering that differ from the views of their respective investment banking divisions. The Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Issuer or, upon execution of the Joinder Agreement, the Company or any of the Guarantors may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Issuer, the Company or the Guarantors by such Initial Purchasers’ investment banking divisions. The Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors acknowledge that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.    No Fiduciary Duty.  The Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors acknowledge and agree that in connection with this offering, sale of the Notes or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (i) no fiduciary or agency relationship between the Issuer, the Company, the Guarantors and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (ii) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Issuer, the Company or the Guarantors, including, without limitation, with respect to the determination of the public offering price of the Notes, and such relationship between the Issuer, the Company or any of the Guarantors, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Initial Purchasers may have to the Issuer, the Company or the Guarantors shall be limited to those duties and obligations specifically stated herein; and (iv) the Initial Purchasers and their

42

respective affiliates may have interests that differ from those of the Issuer, the Company and the Guarantors. The Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors hereby waive any claims that the Issuer or, upon execution of the Joinder Agreement, the Company or the Guarantors may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with this offering.

14.    Notices, Etc.    All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)        if to the Initial Purchasers, shall be delivered or sent by mail or facsimile transmission to: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Ken Lang, Fax: (212) 270-1063, or if in connection with Section 9 of this Agreement, Director of Litigation, Office of General Counsel, J.P. Morgan Securities LLC, in each case with a copy to Initial Purchasers’ counsel at Latham & Watkins LLP, 355 South Grand Ave., Los Angeles, California 90071-1560, Attention: Cynthia A. Rotell, Esq. Fax: (213) 891-8763; and

(b)        if to the Issuer or the Company, shall be delivered or sent by mail or facsimile transmission to Pinnacle Entertainment, Inc., 8918 Spanish Ridge Avenue, Las Vegas, NV 89148, Attention: John A. Godfrey, Esq., Fax: (702) 784-7748, with a copy to the Company’s counsel at Morrison & Foerster LLP, 2000 Pennsylvania Ave., NW, Washington, DC 20006, Attention: David Slotkin, Esq., Fax: (202) 785-7522.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by J.P. Morgan Securities LLC on behalf of the Representatives.

15.    Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement) and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Issuer and, upon execution of the Joinder Agreement, the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of the affiliates, directors, officers and employees of the Initial Purchasers and each person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 9(b) of this Agreement shall be deemed to be for the benefit of the affiliates, directors of the Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement) and any person controlling the Issuer or, upon execution of the Joinder Agreement, the Company or the Guarantors within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

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16.    Survival.  The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, the Company (upon execution of the Joinder Agreement), the Guarantors (upon execution of the Joinder Agreement) and the Initial Purchasers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement or any certificate delivered pursuant hereto, shall survive the delivery of and payment for the Notes and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

17.    Definition of the Terms “Business Day” and “Subsidiary”.  For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “subsidiary” has the meaning set forth in Rule 405.

18.    Partial Enforceability.  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is, for any reason, determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable and to effect the original intent of the parties hereto.

19.    Authority of the Representatives.  Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities LLC on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities LLC shall be binding upon the Initial Purchasers.

20.    Governing Law.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

21.    Counterparts.  This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

22.    Headings.  The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

23.      Compliance with USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Issuer, the Company and the Guarantors, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

If the foregoing correctly sets forth the agreement among the Issuer and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

PNK FINANCE CORP.

By:

Name:	John A. Godfrey
Title:	Executive Vice President and Secretary

s-1

Signature Page to Senior Notes Purchase Agreement

Accepted:
J.P. MORGAN SECURITIES LLC
GOLDMAN, SACHS & CO.
DEUTSCHE BANK SECURITIES INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
WELLS FARGO SECURITIES, LLC
CREDIT AGRICOLE SECURITIES (USA) INC.
BARCLAYS CAPITAL INC.
UBS SECURITIES LLC
For themselves and on behalf of the several
Initial Purchasers named in Schedule 1 attached hereto
BY J.P. MORGAN SECURITIES LLC

By:
Authorized Representative

s-2

Signature Page to Senior Notes Purchase Agreement

SCHEDULE 1

Initial Purchasers	Principal Amount of Notes

J.P. Morgan Securities LLC	$147,687,500

Goldman, Sachs & Co.	$136,000,000

Deutsche Bank Securities Inc.	$99,875,000

Merrill Lynch, Pierce, Fenner & Smith Incorporated	$99,875,000

Wells Fargo Securities, LLC	$99,875,000

Credit Agricole Securities (USA) Inc.	$76,500,000

Barclays Capital Inc.	$59,500,000

UBS Securities LLC.	$59,500,000

Fifth Third Securities, Inc.	$42,500,000

RBS Securities Inc.	$17,000,000

SMBC Nikko Securities America, Inc.	$11,687,500

Total	$850,000,000

Schedule 1

SCHEDULE 2

Pinnacle Guarantors

1.	ACE Gaming, LLC, a New Jersey limited liability company
2.	AREH MLK LLC, a Delaware limited liability company
3.	AREP Boardwalk Properties LLC, a Delaware limited liability company
4.	Belterra Resort Indiana, LLC, a Nevada limited liability company
5.	Boomtown, LLC, a Delaware limited liability company
6.	Casino Magic, LLC, a Minnesota limited liability company
7.	Casino One Corporation, a Mississippi corporation
8.	Louisiana-I Gaming, a Louisiana Partnership in Commendam
9.	Mitre Associates LLC, a Delaware limited liability company
10.	OGLE HAUS, LLC, an Indiana limited liability company
11.	PNK (Baton Rouge) Partnership, a Louisiana partnership
12.	PNK (BILOXI), LLC, a Delaware limited liability company
13.	PNK (BOSSIER CITY), Inc., a Louisiana corporation
14.	PNK Development 7, LLC, a Delaware limited liability company
15.	PNK Development 8, LLC, a Delaware limited liability company
16.	PNK Development 9, LLC, a Delaware limited liability company
17.	PNK Development 13, LLC, a New Jersey limited liability company
18.	PNK (ES), LLC, a Delaware limited liability company
19.	PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company
20.	PNK (Ohio), LLC, an Ohio limited liability company
21.	PNK (Ohio) II, LLC, an Ohio limited liability company
22.	PNK (Ohio) III, LLC, an Ohio limited liability company
23.	PNK (Reno), LLC, a Nevada limited liability company
24.	PNK (River City), LLC, a Missouri limited liability company
25.	PNK (SAM), LLC, a Texas limited liability company
26.	PNK (SAZ), LLC, a Texas limited liability company
27.	PNK (SCB), L.L.C. , a Louisiana limited liability company
28.	PNK (ST. LOUIS RE), LLC, a Delaware limited liability company
29.	PNK (STLH), LLC, a Delaware limited liability company
30.	President Riverboat Casino-Missouri, Inc., a Missouri corporation
31.	PSW Properties LLC, a Delaware limited liability company
32.	Yankton Investments, LLC, a Nevada limited liability company

Schedule 2-1

Ameristar Guarantors

1.  Ameristar Casino Black Hawk, Inc., a Colorado corporation;

2.  Ameristar Casino Council Bluffs, Inc., an Iowa corporation;

3.  Ameristar Casino St. Charles, Inc., a Missouri corporation;

4.  Ameristar Casino St. Louis, Inc., a Missouri corporation;

5.  Ameristar Casino Kansas City, Inc., a Missouri corporation;

6.  Ameristar Casino Vicksburg, Inc., a Mississippi corporation;

7.  Cactus Pete’s, Inc., a Nevada corporation;

8.  Ameristar Casino Las Vegas, Inc., a Nevada corporation;

9.  Ameristar East Chicago Holdings, LLC, an Indiana limited liability company;

10. Ameristar Casino East Chicago, LLC, an Indiana limited liability company;

11. Ameristar Casino Springfield, LLC, a Massachusetts limited liability company;

12. Ameristar Casinos Financing Corp., a Nevada corporation;

13. Ameristar Casino Lake Charles, LLC, a Louisiana limited liability company; and

14. Ameristar Lake Charles Holdings, LLC, a Louisiana limited liability company

Schedule 2-2

SCHEDULE 3

Pinnacle Subsidiaries

* denotes a subsidiary as described in Section 2(k) of this Agreement.

± denotes an unrestricted subsidiary under the Indenture.

1.	*ACE Gaming, LLC
2.	*AREH MLK LLC
3.	*AREP Boardwalk Properties LLC
4.	*Belterra Resort Indiana, LLC
5.	*Boomtown, LLC
6.	Brighton Park Maintenance Corp.
7.	*Casino Magic, LLC
8.	±Casino Magic (Europe), BV
9.	±Casino Magic Hellas Management Services, SA
10.	*Casino One Corporation
11.	Double Bogey, LLC
12.	±Landing Condominium, LLC
13.	*Louisiana-I Gaming, a Louisiana Partnership in Commendam
14.	*Mitre Associates LLC
15.	*OGLE HAUS, LLC
16.	±Pinnacle Retama Partners, LLC
17.	*PNK (Baton Rouge) Partnership
18.	*PNK (BILOXI), LLC
19.	*PNK (BOSSIER CITY), Inc.
20.	*PNK Development 7, LLC
21.	*PNK Development 8, LLC
22.	*PNK Development 9, LLC
23.	±PNK Development 10, LLC
24.	±PNK Development 11, LLC
25.	*PNK Development 13, LLC
26.	±PNK Development 17, LLC
27.	±PNK Development 18, LLC
28.	±PNK Development 28, LLC
29.	±PNK Development 29, LLC
30.	±PNK Development 30, LLC
31.	±PNK Development 31, LLC
32.	±PNK Development 32, LLC
33.	±PNK Finance Corp.

Schedule 3-1

34.	±PNK Holdings, Inc.
35.	*PNK (ES), LLC
36.	±PNK (Kansas), LLC
37.	*PNK (LAKE CHARLES), L.L.C.
38.	*PNK (Ohio), LLC
39.	*PNK (Ohio) II, LLC
40.	*PNK (Ohio) III, LLC
41.	*PNK (Reno), LLC
42.	*PNK (River City), LLC
43.	±PNK (SA), LLC
44.	*PNK (SAM), LLC
45.	*PNK (SAZ), LLC
46.	*PNK (SCB), L.L.C.
47.	*PNK (STLH), LLC
48.	*PNK (ST. LOUIS RE), LLC
49.	±PNK (VN), LLC
50.	±Port St. Louis Condominium, LLC
51.	*President Riverboat Casino-Missouri, Inc.
52.	*PSW Properties LLC
53.	Realty Investment Group, Inc.
54.	Riverside Warehousing, LLC
55.	St. Louis Warehousing Properties, LLC
56.	*Yankton Investments, LLC

Schedule 3-2

Ameristar Subsidiaries

* denotes a subsidiary as described in Section 2(k) of this Agreement.

1.  *Ameristar Casino Black Hawk, Inc., a Colorado corporation

2.  *Ameristar Casino Council Bluffs, Inc., an Iowa corporation

3.  *Ameristar Casino St. Charles, Inc., a Missouri corporation

4.  *Ameristar Casino St. Louis, Inc., a Missouri corporation

5.  *Ameristar Casino Kansas City, Inc., a Missouri corporation

6.  *Ameristar Casino Vicksburg, Inc., a Mississippi corporation

7.  *Cactus Pete’s, Inc., a Nevada corporation

8.  *Ameristar Casino Las Vegas, Inc., a Nevada corporation

9.  *Ameristar East Chicago Holdings, LLC, an Indiana limited liability company

10. *Ameristar Casino East Chicago, LLC, an Indiana limited liability company

11. Richmond Street Development, Inc., a Pennsylvania corporation

12. *Ameristar Casino Springfield, LLC, a Massachusetts limited liability company

13. Ameristar Casinos Financing Corp., a Nevada corporation

14. *Ameristar Casino Lake Charles, LLC, a Louisiana limited liability company

15. *Ameristar Lake Charles Holdings, LLC, a Louisiana limited liability company

Schedule 3-3

SCHEDULE 4

FORM OF TERM SHEET

See attached.

Schedule 4-1

Pricing Term Sheet dated July 30, 2013 to Preliminary Offering Memorandum dated July 30, 2013 of PNK Finance Corp.

This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum.

The information in this Pricing Term Sheet supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum.

The notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act.

Issuer:	PNK Finance Corp.
Security Description:	Senior Notes
Distribution:	144A/Reg S w/ Registration Rights
Face:	$850,000,000
Gross Proceeds:	$850,000,000
Coupon:	6.375%
Maturity:	August 1, 2021
Offering Price:	100.000%
Yield to Maturity:	6.375%
Spread to Treasury:	+411 basis points
Benchmark:	UST 2.125% due August 15, 2021
Ratings:	B2/B+
Interest Payment Dates:	February 1 and August 1
Beginning:	February 1, 2014
Equity Clawback:	Up to 35% at 106.375%
Until:	August 1, 2016
Optional Redemption:	Makewhole call @ T+50bps prior to
August 1, 2016 then:

On or after:	Price:
August 1, 2016	104.781%
August 1, 2017	103.188%
August 1, 2018	101.594%
August 1, 2019 and thereafter	100.000%

Change of control:		Put @ 101% of principal plus accrued
interest
Trade Date:		July 30, 2013
Settlement Date:	(T+4)	August 5, 2013
CUSIP:		144A: 69353XAA3
Reg S: U7264RAA1
ISIN:		144A: US69353XAA37
Reg S: USU7264RAA15
Denominations:		2,000 x 1,000
Joint Book-Running		J.P. Morgan
Managers:		Goldman, Sachs & Co.
BofA Merrill Lynch
Deutsche Bank Securities
Wells Fargo Securities
Credit Agricole CIB
Barclays
UBS Investment Bank
Senior Co-Manager:		Fifth Third Securities, Inc.
Co-Managers:		RBS
SMBC Nikko

Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Any disclaimer or other notice that may appear below is not applicable to this communication and should be disregarded. Such disclaimer or notice was automatically generated as a result of this communication being sent by Bloomberg or another email system.

SCHEDULE 5

FREE WRITING OFFERING DOCUMENTS

—	Final Term Sheet, dated July 30, 2013, relating to the Notes and substantially in the form of Schedule 4 hereto; and

—	Any “electronic road shows” and each document provided as an amendment or supplement to the Preliminary Offering Memorandum.

Schedule 5

EXHIBIT A-1A

Form of Opinion of Morrison & Foerster LLP, Counsel for the Issuer and the Company

1.          The Issuer has been duly incorporated and is validly existing and in good standing under the laws of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Offering Memorandum, and to perform its obligations under, the Purchase Agreement, the Escrow Agreement, the Indenture, the Notes and the Registration Rights Agreement.

2.          The Notes, the Indenture (including the Guarantee therein), the Registration Rights Agreement and the Escrow Agreement conform in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and the Offering Memorandum.

3.          The Purchase Agreement has been duly authorized, executed and delivered by the Issuer.

4.          Each of the Escrow Agreement, the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Issuer and constitutes a valid and binding agreement of the Issuer enforceable against the Issuer in accordance with its terms.

5.          The Notes have been duly authorized, executed and delivered by the Issuer and when executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered against payment therefor pursuant to the terms of the Purchase Agreement and the Indenture, will constitute valid and binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms.

6.          The Exchange Notes have been duly authorized for issuance in the Exchange Offer, and when executed and authenticated in accordance with the terms of the Exchange Offer, the Registration Rights Agreement, and the Indenture, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms.

7.          No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Purchase Agreement, the Escrow Agreement, the Indenture, the Notes or the Registration Rights Agreement, in each case, by the Issuer, or the issuance and delivery of the Notes by the Issuer, or, as it relates to the Issuer, consummation of the transactions contemplated by the Purchase Agreement, the Escrow Agreement, the Registration Rights Agreement, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, except such as may be required under the Act, the Trust Indenture Act or the blue sky laws of any jurisdiction in connection with the offer, sale and distribution of the Notes by the Initial Purchasers and except for such approvals from the Federal Trade Commission or any gaming regulatory authority in connection with the consummation of any transactions contemplated by the Pricing Disclosure Package and Offering Memorandum.

8.          None of the execution and delivery of the Purchase Agreement, the Escrow Agreement, the Indenture, the Registration Rights Agreement, the issue and sale of the Notes,

Exhibit A-1A-1

nor the consummation of any other of the transactions contemplated by the Purchase Agreement nor the fulfillment of the terms thereof will result in a breach or violation of, or constitute a default under (i) any law or the certification of incorporation or bylaws of the Issuer, (ii) any indenture, mortgage, loan or credit agreement, note or other debt instrument to which the Issuer is a party or by which it may be bound, or to which any of the property or assets of the Issuer is subject, in each case which is identified to us by an officer of the Issuer in the officer’s certificate attached hereto as Exhibit B (the “Officer’s Certificate”) , or (iii) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Issuer which is identified in the Officer’s Certificate.

9.          Each of the reports filed by the Company under the Exchange Act and incorporated by reference into the Offering Memorandum (other than (i) the financial statements and supporting schedules and other financial data included therein and (ii) opinions on internal controls and compliance therewith, as to which we express no opinion), when they were filed with the Commission (or, if later, upon filing of an amendment thereto) complied as to form in all material respects with the requirements of the Exchange Act.

10.        The statements in the Pricing Disclosure Package and the Offering Memorandum under the captions “Description of other indebtedness,” “Description of notes,” and “Material federal income tax considerations,” insofar as such statements constitute summaries of legal matters or matters of law, fairly and accurately present and summarize, in all material respects, the matters referred to therein.

11.        Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Issuer in the Purchase Agreement, (ii) the accuracy of, and compliance with, the representations, warranties and covenants of the Initial Purchasers in the Purchase Agreement and the Pricing Disclosure Package, and (iii) the compliance by the Initial Purchasers with the offering and transfer procedures and restrictions described in the Purchase Agreement, the Pricing Disclosure Package and the Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Notes in the manner contemplated by the Purchase Agreement to register the Notes under the Act or to qualify the Indenture under the Trust Indenture Act (it being understood that we express no opinion with respect to any subsequent resale of the Notes other than the Exempt Resales).

12.        The Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the net proceeds thereof as described in the Pricing Disclosure Package and the Offering Memorandum, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

13.        Assuming the proceeds of the sale of the Notes are used for the purposes set forth in the Pricing Disclosure Package and the Offering Memorandum, such use of proceeds will not violate the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve.

14.        The Escrow Agreement is effective to create a security interest in favor of the Trustee for its benefit and for the ratable benefit of the holders of the Notes in the rights of the Issuer in the Collateral as security for the Obligations (as defined in the Escrow Agreement).

Exhibit A-1A-2

15.        The Financing Statement is in appropriate form for filing as a financing statement with the Office of the Secretary of State of the State of Delaware pursuant to the DUCC.

16.        Upon the filing of the Financing Statement with the Office of the Secretary of State of the State of Delaware, the Trustee will have a perfected security interest (for the ratable benefit of the holders of the Notes) securing the Obligations in the Issuer’s rights in that part of the Collateral under the Escrow Agreement in which a security interest can be perfected by the filing of a financing statement in the State of Delaware.

17.        The execution and delivery by the parties thereto of the Escrow Agreement operates to perfect the security interest of the Trustee (for its benefit and for the ratable benefit of the holders of the Notes) in the rights of the Issuer in the Escrow Account as security for the Obligations.

Exhibit A-1A-3

EXHIBIT A-1B

Form of Negative Assurance Letter of Morrison & Foerster LLP, Counsel for the Issuer and the Company

This letter is furnished to the Initial Purchasers pursuant to Section 8(c) of the Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Purchase Agreement.

We have participated in conferences with officers and other representatives of the Issuer, the Company and Ameristar Casinos, Inc. (“Ameristar”) and representatives of the independent public accountants for the Company and Ameristar and with representatives of the Initial Purchasers and their counsel concerning the Pricing Disclosure Package and the Offering Memorandum, and have considered the matters required to be stated therein and the statements contained therein.

The purpose of our professional engagement was not to establish or confirm factual matters set forth in the Pricing Disclosure Package and the Offering Memorandum, and we have neither verified independently the accuracy, completeness or fairness of any such factual matters, nor have we undertaken to do any such action (except as otherwise specified in paragraphs (b) and (j) of our opinion of even date herewith). We are also not passing upon, and do not assume any responsibility for, ascertaining whether or when any of the information contained in the Pricing Disclosure Package was conveyed to any purchaser of the Notes. Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Offering Memorandum involve matters of a non-legal nature.

Based upon and subject to the foregoing, nothing has come to our attention that leads us to believe that: (i) the Pricing Disclosure Package (including the documents incorporated by reference therein), taken as a whole, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; or (ii) the Offering Memorandum (including the documents incorporated by reference therein), as of its date or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we have not been asked to and do not make any comment pursuant to this paragraph with respect to the financial statements (including the notes thereto), supporting schedules and other financial data included or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum or any amendments or supplements thereto).

This letter is solely for the Initial Purchasers’ benefit and may not be relied upon by, nor may copies be delivered to, any other person or entity without our prior written consent.

Exhibit A-1B-1

EXHIBIT A-2

Form of Opinion of Brownstein Hyatt Farber Schreck, LLP, Nevada Counsel for the

Company and Ameristar

1.          Based solely on our review of the PNK Good Standing Certificate, the Company is qualified to do business as a foreign corporation and is in good standing in the State of Nevada.

2.          Ameristar is validly existing as a corporation and in good standing under the laws of the State of Nevada.

3.          The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors – Risks related to our business – Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues – Nevada” and the statements contained in Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulation and Gaming Issues – Nevada,” and in Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulation – Nevada,” both of which Annual Reports are incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum (except for financial data included therein or omitted therefrom, as to which we express no opinion), have been reviewed by us and in so far as such statements constitute summaries of the Nevada Gaming Laws, are accurate summaries in all material respects.

4.          No Nevada Governmental Approval is required for the execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Notes Documents to which it is a party, or the consummation of the Transactions, including the offering, issuance or sale of the Notes, or the offering or issuance of the Exchange Notes to the Initial Purchasers, except (a) such as have been obtained, made or given and are in full force and effect at the Closing Date and (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

5.          To our knowledge, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no regulatory proceedings pending before the Nevada Gaming Authorities to which the Issuer, the Company or any of the Nevada Subsidiary Guarantors is a party, which are likely to result, individually or in the aggregate, in a Material Adverse Effect.

Exhibit A-2-1

EXHIBIT A-3

Form of Opinion of Faegre Baker Daniels LLP, Indiana Counsel for the Company

1.          Based solely on the Certificates of Existence and Authorization identified on Schedule I, each of the Company and the Indiana Gaming Subsidiary is duly qualified and authorized to do business as a foreign corporation and foreign limited liability company, respectively, under the laws of the State of Indiana.

2.          No authorization, approval, consent, or order of, the Indiana Gaming Commission or any other governmental body, agency, or official of the State of Indiana, is required in connection with the offering, issuance, or sale of the Notes or the Exchange Notes to the Initial Purchasers or the execution by the Indiana Gaming Subsidiary and Ogle Haus of the Guarantees or the Exchange Guarantees or to make valid and legally binding the execution, delivery and performance by the Issuer, the Company, the Indiana Gaming Subsidiary, or Ogle Haus of the Operative Documents to which it is a party or the Exchange Guarantees, except (a) such as have been obtained and are in full force and effect, (b) such periodic reports and informational filings to which the Company, the Indiana Gaming Subsidiary, or Ogle Haus are subject generally, (c) such as are required under the Indiana Gaming Laws which have been obtained or waived, (d) such as are required as a condition of the Approval identified on Schedule I, and (e) such as may be required under applicable state securities laws or regulations.

3.          The statements in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors - Risks related to our business - Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues-Indiana” and the statements in Exhibit 99.1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 under the caption “Government Regulation and Gaming Issues - Indiana” and in Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulations-Indiana”, both of which Annual Reports are incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum except for financial data included therein or omitted therefrom, (as to which we express no opinion), insofar as such statements constitute summaries of the Indiana Gaming Laws or other Indiana legal matters, are correct in all material respects.

4.          (i) Each of the Indiana Gaming Subsidiary and Ogle Haus has obtained all approvals, consents, orders, and authorizations from the Indiana Gaming Commission necessary or required in connection with the issuance of the Notes and the execution of the Guarantee by the Indiana Gaming Subsidiary and Ogle Haus, subject to the limitations imposed by the Indiana Gaming Commission as set forth in the Approval identified on Schedule I, and (ii) based solely on the Pinnacle Certificate identified on Schedule I, the Indiana Gaming Subsidiary has received and presently holds a riverboat owner’s license from the Indiana Gaming Commission and such license is valid and in full force and effect. To our knowledge, no event has occurred which currently, or after notice or lapse of time, or both, would reasonably be expected to result in a revocation, modification, suspension, or termination of such license.

EXHIBIT A-3-1

5.          Based solely on an inquiry of those attorneys currently with the firm, we confirm that we are not currently representing the Indiana Gaming Subsidiary or Ogle Haus in any pending litigation except as described on Schedule II.

EXHIBIT A-3-2

EXHIBIT A-4

Form of Opinion of Stone Pigman Walther Wittmann L.L.C., Louisiana Counsel for the

Company

1.          The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors – Risks related to our business – Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues – Louisiana” and the statements contained in Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulation and Gaming Issues – Louisiana,” which Annual Report is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, except for financial data included therein or omitted therefrom (as to which we express no opinion), have been reviewed by us and, insofar as such statements constitute summaries of the laws and regulations of the State of Louisiana, including gaming laws and regulations, are correct in all material respects.

2.          No consent or filing based on law or legal requirements in the State of Louisiana as in effect on the date of this legal opinion (and as in our experience is customarily applicable to transactions of this kind) is required for the execution, delivery and performance by the Issuer, the Company or any Louisiana Guarantor of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents, or the offering, issuance and sale of the Notes, the Exchange Notes, the Guarantees and the Exchange Guarantees to the Initial Purchasers, except (a) such as have been obtained and are in full force and effect as of the date of this legal opinion, (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum, (c) as otherwise described in this legal opinion with respect to post Closing Date notices and filings and (d) as may be required under state securities or “Blue Sky” laws and regulations (as to which we express no opinion).

3.          To our knowledge, without investigation or inquiry, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending or threatened in Louisiana against the Issuer, the Company or any of the Louisiana Guarantors, which are likely to result, individually or in the aggregate, in a Material Adverse Effect.

EXHIBIT A-4-1

EXHIBIT A-5

Form of Opinion of Briol & Associates, PLLC, Minnesota Counsel for the Company

1.          No authorization, approval, consent or order of any Minnesota court or governmental authority or agency is required for the execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party or the offering, issuance or sale of the Notes and the Exchange Notes to the Initial Purchasers, except such as have been obtained and, to our knowledge, are in full force and effect at the Closing Date; notwithstanding the foregoing, no opinion is rendered as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota.

2.          We know of no material legal or governmental actions, suits or proceedings pending or threatened against the Minnesota Guarantor which are required to be disclosed in the Pricing Disclosure Package and the Offering Memorandum. To our knowledge, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Minnesota Guarantor is a party or of which any property of the Minnesota Guarantor is the subject which are likely to result, individually or in the aggregate, in a Material Adverse Effect; and, other than as set forth in the Pricing Disclosure Package and the Offering Memorandum, no such proceedings have been overtly threatened in writing by governmental authorities or by others.

EXHIBIT A-5-1

EXHIBIT A-6

Form of Opinion of Lathrop & Gage LLP, Missouri Counsel for the Company

1.          We know of no material legal or governmental actions, suits or proceedings pending or overtly threatened in writing against any Missouri Guarantor which are required to be disclosed in the Pricing Disclosure Package and Offering Memorandum, except as set forth in the Pricing Disclosure Package and Offering Memorandum. To our knowledge, other than as set forth in the Pricing Disclosure Package and Offering Memorandum, there are no legal or governmental proceedings pending to which any Missouri Guarantor is a party or of which any property of any Missouri Guarantor is the subject which are likely to result, individually or in the aggregate, in a Material Adverse Effect and, other than as set forth in the Pricing Disclosure Package and Offering Memorandum, no such proceedings have been overtly threatened in writing by governmental authorities or by others.

2.          The statements contained or incorporated by reference in the Pricing Disclosure Package and Offering Memorandum under the captions “Risk Factors—Risks related to our business” and “Government regulations and gaming issues – Missouri” and the statements contained and in Exhibit 99.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulation and Gaming Issues—Missouri”, which is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum (except for any financial and operating data included therein, as to which we express no opinion), have been reviewed by us and to the extent such statements constitute summaries of the statutes, laws and applicable regulations of the State of Missouri regarding gaming, they are accurate and correct in all material respects and fairly summarize the information and matters therein described.

3.          No Missouri Governmental Approval is required for the execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Transaction Documents to which it is a party or the offering, issuance or sale of the Notes and the Exchange Notes to the Initial Purchasers, except (a) such as have been obtained or will have been obtained and (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

4.          Based solely on an inquiry of those attorneys currently with the firm who have rendered legal services to any Missouri Guarantor since January 1, 2011, we confirm that we are not currently representing any Missouri Guarantor in any pending litigation.

Exhibit A-6-1

EXHIBIT A-7

Form of Opinion of Sills Cummis & Gross P.C., New Jersey Counsel for the Company

1.          Based solely upon a certificate dated [—], 2013 of the Treasurer of the State of New Jersey, the Company is registered and in good standing as a foreign corporation under the laws of the State of New Jersey. Based solely upon certificates dated [—], 2013 of the Treasurer of the State of New Jersey, each of Mitre Associates LLC and PSW Properties, LLC is registered and in good standing as a foreign limited liability company under the laws of the State of New Jersey.

2.          Solely with respect to N.J.S.A. 5:12-1 et seq. and the regulations promulgated pursuant thereto (collectively, the “New Jersey Gaming Laws”), no authorization, approval, consent or license issued by the “Casino Control Commission” or the “Division of Gaming Enforcement” (as such governmental authorities are referenced in the New Jersey Gaming Laws, hereinafter referred to as the “New Jersey Regulators”) is necessary in connection with the issuance of the Notes or the Exchange Notes or for the due authorization, execution and delivery by the Issuer of the Transaction Documents to which it is a party.

3.          Except for ordinary course and ongoing investigations that are part of the application and licensing process for the Company, and except as may be described in the Offering Memorandum and the Company’s Form 10-K for the year ended December 31, 2012, we have no knowledge of any material legal or governmental proceedings in the State of New Jersey to which the Issuer, the Company or either New Jersey Subsidiary is a named party wherein a claim of a violation of the New Jersey Gaming Laws is asserted.

Exhibit A-7-1

EXHIBIT A-8

Form of Opinion of Jones Walker LLP, Mississippi Counsel for the Company and Ameristar

1.          The statements contained in the Pricing Disclosure Package and the Final Offering Memorandum under the captions “Risk Factors – Risks related to our business – Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues – Mississippi” and the statements contained in Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulation – Mississippi,” which is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, except for financial data included therein or omitted therefrom (as to which we express no opinion), have been reviewed by us and, to the extent such statements constitute summaries of the Gaming Laws of the State or other legal matters involving the State, they are accurate summaries in all material respects.

2.          No authorization, approval, consent or order of any State court or governmental or regulatory authority of the State is required for the execution, delivery and performance by Issuer, the Company and the Mississippi Guarantors of the Offering Documents, the consummation of the Transactions or otherwise in connection with the offering, issuance or sale of the Notes and the Guarantees to the Initial Purchasers, except (i) such as have been obtained and are in full force and effect and (ii) for the filing of a post-closing loan report with the Mississippi Gaming Commission pursuant to Mississippi Gaming Commission Regulation Title 13, Part 2 Licensing, Chapter 9 Transfers of Ownership; Loans; Leases, Rule 9.11 Loans to Licensees and Other Reportable Transactions (provided that the Transactions are accomplished); provided, however, we express no opinion with respect to the requirements of, compliance with, or the qualification of the Notes, the Exchange Notes or the Guarantees under, the securities or blue sky laws of any federal, state or any foreign jurisdiction, including but not limited to any blue sky laws or securities laws of the State.

Exhibit A-8-1

EXHIBIT A-9

Form of Opinion of Taft Stettinius & Hollister LLP, Ohio Counsel for the Company

1.          No authorization, approval, consent or order of any Ohio court or governmental or regulatory authority of the State of Ohio is required for the execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party or the offering, issuance or sale of the Notes or the Exchange Notes to the Initial Purchasers; notwithstanding the foregoing, we express no opinion as to the requirements of the securities laws or the so-called “Blue Sky Laws” of the State of Ohio.

2.          With the Company’s consent, based solely upon an inquiry of those attorneys currently with the firm and identified below who have rendered meaningful legal services to the Issuer, the Company and the Ohio Subsidiaries, we confirm that we are not currently representing the Issuer, the Company or the Ohio Subsidiaries in any pending litigation.

Exhibit A-9-1

EXHIBIT A-10

Brownstein Hyatt Farber Schreck, LLP, Colorado Counsel for the Company and

Ameristar

1.          The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors – Risks related to our business – Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues – Colorado” and the statements contained in Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, under the caption “Government Regulation – Colorado,” which is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum (except for financial data included therein or omitted therefrom, as to which we express no opinion), have been reviewed by us and in so far as such statements constitute summaries of the Colorado Gaming Laws, are accurate summaries in all material respects.

2.          No Colorado Governmental Approval is required for the execution and delivery by the Company or the Colorado Subsidiary Guarantor of, and the performance by such entity of its obligations under, the Notes Documents to which it is a party, or the consummation of the Transactions including the issuance of the Guarantees or the Exchange Guarantees, except (a) such as have been obtained, made or given or will have been obtained, made or given and will be in full force and effect on the Release Date and (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

Exhibit A-10-1

EXHIBIT A-11

Brown, Winick, Graves, Gross, Baskerville and Schoenebaum, P.L.C., Iowa Counsel for

Ameristar

1.                    The statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors – Risks related to our business – Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties” and “Government regulations and gaming issues – Iowa” and the statements contained in Ameristar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (the “Ameristar Form 10-K”), under the caption “Government Regulation – Iowa,” which is incorporated by reference in the Pricing Disclosure Package and the Offering Memorandum, except for financial data included therein or omitted therefrom (as to which we express no opinion), have been reviewed by us and, to the extent such statements constitute summaries of the gaming laws in effect in the State of Iowa or other Iowa legal matters, they are accurate summaries in all material respects, with the exception that Ameristar’s Form 10-K does not include a summary of the Iowa Racing and Gaming Commission’s rules governing Shelf Applications for Approval of Debt Financing, contained in Section 491-5.4(20) of the Iowa Administrative Code, which were adopted effective after the date of filing of the Ameristar Form 10-K.

2.          No approval of any Iowa governmental authority is required for the Issuer’s offering, issuance or sale of the Notes and the Exchange Notes to the Initial Purchasers, except (a) delivery of a notice filing, with copies of executed Transaction Documents, to the Iowa Racing and Gaming Authority to be made no later than ten (10) days after consummation of the applicable transactions (including subsequent amendments and modifications thereto), (b) consents, registrations or filings as may be required under Iowa securities or blue sky laws, (c) such as have been obtained, including without limitation “shelf” approvals by and from the Iowa Racing and Gaming Commission, and (d) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

3.          Based solely on an inquiry of those attorneys currently with the law firm of Brown, Winick, Graves, Gross, Baskerville, and Schoenbaum, P.L.C. (the “Law Firm”) who have rendered legal services to ACCBI since January 1, 2011, the Law Firm is not currently representing ACCBI in any pending litigation.

Exhibit A-11-1

EXHIBIT A-12

Bakers Botts, Texas Counsel for the Company

1.          The language in: (a) the statements contained in the Pricing Disclosure Package and the Offering Memorandum under the captions “Risk Factors – Risks related to our business – Our industry is highly regulated, which makes us dependent on obtaining and maintaining gaming licenses and subjects us to potentially significant fines and penalties”, set forth on Schedule 1 hereto, and (b) the statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed March 1, 2013, under the caption “Government Regulation and Gaming Issues – Racetracks,” set forth on Schedule 2, has been reviewed by us and, insofar as such statements constitute summaries of the Texas Gaming Laws, they are accurate in all material respects.

As used herein Texas Gaming Laws means the laws of the State of Texas regulating the operation of horse racing facilities, codified at Texas Rev. Civ. Stat. Ann. Art. 179e and the regulations of the Texas Racing Commission promulgated thereunder.

2.          No authorization, approval, consent or order of any Texas court or governmental or regulatory body (that is customarily applicable to offerings of the type identified in the Offering Documents) is required for the execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party or the offering, issuance or sale of the Notes to the Initial Purchasers; notwithstanding the foregoing, we express no opinion as to the requirements of, compliance with, or the qualification of the Notes or the Exchange Notes under, the securities laws or blue sky laws of any federal, state or any foreign jurisdiction, including but not limited to any blue sky laws or securities laws of Texas.

3.          Based solely on an inquiry of those attorneys currently with the firm who have rendered legal services to PNK (SAM), LLC, a Texas limited liability company, and PNK (SAZ), LLC, a Texas limited liability company (collectively the “Texas Guarantors”), since the respective dates of their formation, we confirm that we are not currently representing the Texas Guarantors in any pending litigation.

Schedule 1

The various regulatory authorities, including the Indiana Gaming Commission, the Louisiana Gaming Control Board, the Missouri Gaming Commission, the Nevada State Gaming Control Board, the Nevada Gaming Commission, the Ohio State Racing Commission, the Ohio Lottery Commission, and the Texas Racing Commission and, in the event the Acquisition is completed, regulatory authorities in Colorado, Iowa and Mississippi in which Ameristar operates that we do not operate may, among other things, limit, condition, suspend, revoke or fail to renew a license to conduct gaming operations or prevent us from owning the securities of any of our gaming subsidiaries for any cause deemed reasonable by such licensing authorities. Substantial fines or forfeitures of assets for violations of gaming laws or regulations may be levied against us, our subsidiaries and the persons involved, including, but not limited to, our management, employees and holders of 5% or more of the Company’s securities. In addition, many of the Company’s key

Exhibit A-12-1

vendors must be licensed and found suitable by regulatory authorities and there can be no assurance that such vendors will be able to be licensed and found suitable.

Schedule 2

The racing authorities responsible for regulating our racing operations have broad oversight authority, which may include: annually reviewing and granting racing licenses and racing dates; approving the opening and operation of off track wagering facilities; approving simulcasting activities; licensing all officers, directors, racing officials and certain other employees of a racing licensee; and approving all contracts entered into by a racing licensee affecting racing, pari-mutuel wagering, account wagering and off track wagering operations.

Exhibit A-12-2

EXHIBIT A-13

Bacon Wilson, P.C., Massachusetts Counsel for Ameristar

1.          No authorization, approval, consent or order of any Massachusetts court or governmental authority or agency is required for the execution, delivery and performance by the Massachusetts Guarantor of the Transaction Documents, the consummation of the transactions contemplated by the Transaction Documents or otherwise in connection with the offering, issuance or sale of the Notes, the Exchange Notes and the Massachusetts Guaranty to the Initial Purchasers, except such as have been obtained and, to our knowledge, are in full force and effect at the Closing Date or will have been obtained and will be in full force and effect on the Release Date. Notwithstanding the foregoing, no opinion is rendered as to the requirements of the securities laws or the Blue Sky Laws of the Commonwealth of Massachusetts.

2.          Based solely on an inquiry of those attorneys currently with our firm who have rendered legal services to the Massachusetts Guarantor since the date of its formation on January 11, 2012, we confirm that we are not currently representing the Massachusetts Guarantor in any pending litigation.

Exhibit A-13-1

EXHIBIT B-1

Form of Opinion of Morrison & Foerster LLP, Counsel for the Company

1.          The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct business as described in the Pricing Disclosure Package and the Offering Memorandum. Each Delaware Guarantor is a limited liability company duly formed, existing and in good standing under the laws of the State of Delaware, with the requisite limited liability company power and authority to own its properties and conduct business as described in the Pricing Disclosure Package and the Offering Memorandum.

2.          Each of the Company and the Delaware Guarantors has the requisite corporate or limited liability company power and authority, as applicable, to execute and deliver, and to perform its obligations under, the Joinder Agreement, the Supplemental Indenture and the Registration Rights Agreement Joinder.

3.          The Joinder Agreement has been duly authorized, executed and delivered by the Company and the Delaware Guarantors.

4.          The Registration Rights Agreement Joinder has been duly authorized, executed and delivered by the Company and each Delaware Guarantor and constitutes the legally valid and binding obligation of the Company and each of the Guarantors, enforceable against each of them in accordance with its terms.

5.          The Supplemental Indenture has been duly authorized, executed and delivered by the Company and the Delaware Guarantors and constitutes a valid and binding agreement of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with its terms.

6.          The Guarantee (as reflected in the Indenture) constitutes a valid and binding agreement of the Guarantors enforceable against the Guarantors in accordance with its terms.

7.          No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of the Joinder Agreement, the Supplemental Indenture (which includes the Guarantee) and the Registration Rights Agreement Joinder, in each case with respect to the Company and the Delaware Guarantors (to the extent such person is a party thereto).

8.          None of the execution and delivery of the Joinder Agreement, the Supplemental Indenture (which includes the Guarantee) and the Registration Rights Agreement Joinder, nor the consummation of any of the transactions contemplated thereby nor the fulfillment of the terms thereof will result in a breach or violation of, or constitute a default under (i) any law or the certificate of incorporation or bylaws of the Company or the certificate of organization or operating agreement or limited liability company agreement, as applicable, of the Delaware Guarantors, (ii) any indenture, mortgage, loan or credit agreement, note or other debt instrument to which any of the Company or the Delaware Guarantors is a party or by which any of them

Exhibit B-1-1

may be bound, or to which any of the property or assets of the Company or the Delaware Guarantors is subject, in each case which is identified to us by an officer of the Company and the Delaware Guarantors in the officer’s certificate attached hereto as Exhibit B (the “Officer’s Certificate”), or (iii) any judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company and the Delaware Guarantors that is identified to us in the Officer’s Certificate.

9.          The Exchange Guarantees of each Delaware Guarantor have been duly authorized for issuance in the Exchange Offer by each Delaware Guarantor. The Exchange Guarantees, when executed and delivered by each Guarantor in accordance with the terms of the Exchange Offer, the Indenture and the Registration Rights Agreement, will, upon the due execution, issuance and authentication of the Exchange Notes in accordance with the terms of the Exchange Offer, the Indenture and the Registration Rights Agreement, constitute valid and binding obligations of each Guarantor and enforceable against each Guarantor in accordance with their terms.

10.        None of the Company or the Guarantors is and, after giving effect to the execution of the Supplemental Indenture and the issuance of the Guarantees, and the application of the net proceeds from the offering of the Notes, none of the Company or Guarantors will be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

Exhibit B-1-2

EXHIBIT B-2

Form of Opinion of Brownstein Hyatt Farber Schreck, LLP, Nevada Counsel for the

Company and Ameristar

1.          Each of the Nevada Subsidiary Guarantors is validly existing as a limited liability company and in good standing under the laws of the State of Nevada, with limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, including the power and authority to issue the Guarantees and the Exchange Guarantees pursuant to the Indenture.

2.          The Company is qualified to do business as a foreign corporation and is in good standing in the State of Nevada.

3.          Each of the Transaction Documents to which each Nevada Subsidiary Guarantor is a party has been duly authorized by such Nevada Subsidiary Guarantors, and each of the Transaction Documents to which each Nevada Subsidiary Guarantor is a party, other than the Exchange Guarantees, has been executed and delivered by such Nevada Subsidiary Guarantor.

4.          The issuance of the Guarantees and the Exchange Guarantees by the Subsidiary Guarantors, the execution and delivery by each of the Issuer, the Company and the Subsidiary Guarantors of each of the Transaction Documents to which it is a party, and the consummation of the Transactions do not violate (a) the Governing Documents, (b) any Applicable Nevada Order, or (c) any Applicable Nevada Law.

5.          No Nevada Governmental Approval is required for the execution and delivery by the Issuer, the Company or any Nevada Subsidiary Guarantor of, and the performance by the Issuer, the Company or any Nevada Subsidiary Guarantor of its obligations under, the Transaction Documents to which it is a party, the consummation of the Transactions, or the issuance or sale of the Guarantees and the Exchange Guarantees, except (a) such as have been obtained, made or given and are in full force and effect as of the date hereof and (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

Exhibit B-2-1

EXHIBIT B-3

Form of Opinion of Faegre Baker Daniels LLP, Indiana Counsel for the Company

1.          Based solely on the Certificate of Existence for Ogle Haus and the Certificates of Authorization identified on Schedule I, (a) each of the Company and the Indiana Gaming Subsidiary is duly qualified and authorized to do business as a foreign corporation and foreign limited liability company, respectively, under the laws of the State of Indiana; and (b) Ogle Haus is validly existing as a limited liability company under the laws of the State of Indiana, and has filed its most recent biennial report required by Indiana law with the Indiana Secretary of State, and no notice of withdrawal, dissolution, or expiration with respect to Ogle Haus has been filed with the Indiana Secretary of State or has taken place. Ogle Haus has all requisite limited liability company power and authority to own, lease, and operate its properties and conduct its business in the State of Indiana as described in the Pricing Disclosure Package and the Offering Memorandum.

2.          Based solely on the Pinnacle Certificate identified on Schedule I, (a) all of the issued and outstanding ownership interests of Ogle Haus have been duly authorized and validly issued and are fully paid and nonassessable; (b) all outstanding ownership interests of Ogle Haus are owned directly by the Indiana Gaming Subsidiary; and (c) none of the outstanding ownership interests of Ogle Haus were issued in violation of any preemptive rights provided by Indiana law or the Operating Agreement for Ogle Haus.

3.          No authorization, approval, consent, or order of, the Indiana Gaming Commission or any other governmental body, agency, or official of the State of Indiana, is required in connection with the offering, issuance, or sale of the Exchange Notes or the execution by the Indiana Gaming Subsidiary and Ogle Haus of the Operative Documents to which it is a party or to make valid and legally binding the execution, delivery and performance by the Issuer, the Company, the Indiana Gaming Subsidiary or Ogle Haus of the Operative Documents to which it is a party or the Exchange Guarantee, except (a) such as have been obtained and are in full force and effect, (b) such periodic reports and informational filings to which the Issuer, the Company, the Indiana Gaming Subsidiary, or Ogle Haus are subject generally, (c) such as are required under the Indiana Gaming Laws which have been obtained or waived, (d) such as are required as a condition of the Approval identified on Schedule I, and (e) such as may be required under applicable state securities laws or regulations.

4.          Each of the Indiana Gaming Subsidiary and Ogle Haus has obtained all approvals, consents, orders, and authorizations from the Indiana Gaming Commission necessary or required in connection with the execution of each of the Operative Documents to which it is a party, subject to the limitations imposed by the Indiana Gaming Commission as set forth in the Approval identified on Schedule I. Based solely on the Pinnacle Certificate identified on Schedule I, the Indiana Gaming Subsidiary has received and presently holds a riverboat owner’s license from the Indiana Gaming Commission and such license is valid and in full force and effect. To our knowledge, no event has occurred which currently, or after notice or lapse of time, or both, would reasonably be expected to result in a revocation, modification, suspension, or termination of such license.

Exhibit B-3-1

5.          Each of the Operative Documents to which Ogle Haus is a party has been duly authorized, executed and delivered by Ogle Haus.

6.          The execution and delivery by Ogle Haus of the Operative Documents to which it is a party, and the performance by Ogle Haus of its agreements under such documents, do not violate Ogle Haus’ Operating Agreement or Indiana Gaming Laws.

7.          Based solely on the Certificates of Existence for the Indiana Guarantors identified on Schedule I, each Indiana Guarantor is validly existing as a limited liability company under the laws of the State of Indiana, and has filed its most recent biennial report required by Indiana law with the Indiana Secretary of State, and no notice of withdrawal, dissolution, or expiration with respect to such Indiana Guarantor has been filed with the Indiana Secretary of State or has taken place.

8.          Each Indiana Guarantor has all requisite limited liability company power and authority to execute and deliver the Operative Documents to which it is a party, and to perform its agreements thereunder, including without limitation, all requisite limited liability company power and authority to execute and deliver the Indiana Guarantees pursuant to the Indenture.

9.          Each of the Operative Documents to which each Indiana Guarantor is a party has been duly executed and delivered by such Indiana Guarantor.

10.        The execution, delivery and performance by each Indiana Guarantor of the Operative Documents to which it is a party (i) based solely on the Manager’s Certificates, have been duly authorized by all requisite action of the part of the Manager(s) of such Indiana Guarantor; and (ii) do not violate the Articles of Organization or Operating Agreement of such Indiana Guarantor.

11.        No authorization, approval, consent, or order of, the Indiana Gaming Commission or any other governmental body, agency, or official of the State of Indiana, is required in connection with the execution by each Indiana Guarantor of the Operative Documents to which it is a party or of the performance of its agreements thereunder, the execution and delivery of the Indiana Guarantees and the Indiana Exchange Guarantees (as defined in                     ), except (a) such as have been obtained and are in full force and effect, (b) such periodic reports and informational filings to which the Indiana Guarantors are subject generally, (c) such as are required under the Indiana Gaming Laws which have been obtained or waived, (d) such as are required as a condition of the Approval identified on Schedule I, and (e) such as may be required under applicable state securities laws or regulations.

Exhibit B-3-2

EXHIBIT B-4

Form of Opinion of Stone Pigman Walther Wittmann L.L.C., Louisiana Counsel for the

Company

1.          Based solely upon certificates of existence and good standing issued by the Louisiana Secretary of State, (a) Louisiana-I Gaming, a Louisiana Partnership in Commendam, is a Louisiana partnership in commendam that is validly existing under the laws of Louisiana (the concept of good standing is not applicable to a partnership in Louisiana), (b) PNK (Baton Rouge) Partnership is a Louisiana partnership that is validly existing under the laws of Louisiana (the concept of good standing is not applicable to a partnership in Louisiana), (c) PNK (Bossier City), Inc. is a corporation that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State, (d) PNK (Lake Charles), L.L.C. is a limited liability company that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State, (e) PNK (SCB), L.L.C. is a limited liability company that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State, (f) Ameristar Lake Charles Holdings, LLC is a limited liability company that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State, and (g) Ameristar Casino Lake Charles, LLC is a limited liability company that is validly existing under the laws of Louisiana and is in good standing with the Louisiana Secretary of State. Each of the Louisiana Guarantors has all requisite corporate, partnership or limited liability company (as applicable) power and authority to conduct its business and to own or lease its properties as described in the Pricing Disclosure Package and the Offering Memorandum, and to enter into and perform its obligations under the Operative Documents to which it is a party.

2.          Each of the Operative Documents to which each Louisiana Guarantor is a party has been duly authorized by such Louisiana Guarantor, and each of the Operative Documents to which each Louisiana Guarantor is a party, other than the Post Release Date Documents, has been executed and delivered by such Louisiana Guarantor.

3.          The issuance of the Guarantees and the Exchange Guarantees by the Louisiana Guarantors, the execution and delivery by the Issuer, the Company and the Louisiana Guarantors of the Operative Documents to which they are parties, and the consummation of the transactions contemplated by the Operative Documents do not violate any provision of such Louisiana Guarantor’s certificate or articles of incorporation or bylaws, partnership agreement, articles of organization or operating agreement, or other formation and organization documents (as applicable) in effect on the date of this legal opinion, and no such action by the Issuer, the Company or the Louisiana Guarantors will result in any violation of any applicable Louisiana law in effect as of the date of this opinion letter which in our experience is customarily applicable to transactions of the type contemplated by the Operative Documents (other than state securities or blue sky laws as to which we express no opinion and have assumed for purposes of this paragraph compliance therewith).

4.          No consent or filing based on law or legal requirements in the State of Louisiana as in effect on the date of this legal opinion (and as in our experience is customarily applicable to transactions of this kind) is required for the execution, delivery and performance by the Issuer,

EXHIBIT B-4-1

the Company or any Louisiana Guarantor of the Operative Documents to which it is a party and the consummation of the transactions contemplated by the Operative Documents, or the issuance of the Guarantees and the Exchange Guarantees, except (a) such as have been obtained and are in full force and effect as of the date of this legal opinion, (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum, (c) as otherwise described in this legal opinion with respect to post Release Date notices and filings, and (d) as may be required under state securities or “Blue Sky” laws and regulations (as to which we express no opinion).

EXHIBIT B-4-2

EXHIBIT B-5

Form of Opinion of Briol & Associates, PLLC, Minnesota Counsel for the Company

1.          Casino Magic, LLC (the “Minnesota Guarantor”) has been duly organized and is validly existing as a limited liability company in good standing under the laws of Minnesota, with full corporate power and authority under Minnesota law to conduct its business as described in the Officer’s Certificate, a copy of which is attached hereto as Exhibit 1.

2.          Based solely on the Officer’s Certificate, all issued and outstanding membership interests in the Minnesota Guarantor have been duly authorized and are validly issued, fully paid and non-assessable. Based solely on said Officer’s Certificate, none of the outstanding membership interests in the Minnesota Guarantor was issued in violation of statutory preemptive or, to our knowledge, non-statutory preemptive or other similar rights of any membership interest holder.

3.          The Minnesota Guarantor has the full right, power and authority to execute, deliver and perform its obligations under the Joinder Agreement, the Supplemental Indenture, the Registration Rights Agreement Joinder, its Guarantee and its Exchange Guarantee (the Guarantee and the Exchange Guarantee are collectively referred to as the “Minnesota Guarantees”) (collectively for purposes of this opinion, the “Operative Documents”) and to consummate the transactions contemplated thereby including, without limitation, the full right, power and authority to issue and deliver the Minnesota Guarantees pursuant to the Indenture.

4.          Each of the Operative Documents (including the Minnesota Guarantees) has been duly and validly authorized, executed and delivered by the Minnesota Guarantor.

5.          The issuance and sale of the Notes and the Exchange Notes of the Issuer (or the Company, as applicable) and the issuance of the Minnesota Guarantees by the Minnesota Guarantor, the execution and delivery by the Minnesota Guarantor of the Operative Documents, and the consummation of the transactions contemplated by Operative Documents, the Pricing Disclosure Package and the Offering Memorandum (collectively, for the purposes of this opinion, the “Transaction Documents”) by the Minnesota Guarantor do not (a) contravene or result in a breach or violation of the Articles of Organization or Operating Agreement of the Minnesota Guarantor, (b) to our knowledge, contravene or violate any judgment, decree or order of any Minnesota governmental authority having jurisdiction over the Minnesota Guarantor, (c) contravene or violate any applicable Minnesota law (except that we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota) or (d) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Minnesota Guarantor pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to us to which the Minnesota Guarantor is a party or by which the Minnesota Guarantor or its properties or assets may be bound (except that we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota).

EXHIBIT B-5-1

6.          No authorization, approval, consent or order of any Minnesota court or governmental authority or agency is required for the execution, delivery and performance by the Issuer, the Company and the Minnesota Guarantor of the Transaction Documents, the consummation of the transactions contemplated by the Transaction Documents or otherwise in connection with the issuance of the Minnesota Guarantees, except such as have been obtained and, to our knowledge, are in full force and effect on the date hereof; notwithstanding the foregoing, no opinion is rendered as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota.

7.          The Minnesota Guarantor is not in violation of its charter or by-laws and, based solely on the Officer’s Certificate attached hereto as Exhibit 1, the Minnesota Guarantor is not in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Minnesota Guarantor to which the Minnesota Guarantor is a party or by which any of its property is bound (except that we express no opinion as to the requirements of the securities laws or the Blue Sky Laws of the State of Minnesota).

EXHIBIT B-5-2

EXHIBIT B-6

Form of Opinion of Lathrop & Gage LLP Missouri Counsel for the Company

1.          President Riverboat Casino-Missouri, Inc. has been duly organized and is validly existing as a corporation under the laws of Missouri, with full corporate power and authority under Missouri law to own its properties and conduct its business as described in the Pricing Disclosure Package and Offering Memorandum and based solely upon the Officer’s Certificate is in good standing in Missouri, is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.

2.          PNK (River City), LLC has been duly organized and is validly existing as a limited liability company under the laws of Missouri, with full company power and authority under Missouri law to own its properties and conduct its business as described in the Pricing Disclosure Package and Offering Memorandum and based solely upon the Officer’s Certificate is in good standing in Missouri, is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.

3.          Based solely upon the Officer’s Certificate, Casino One Corporation is duly qualified and in good standing as a foreign corporation under the laws of Missouri.

4.          Based solely upon the Officer’s Certificate, (a) all of the issued and outstanding ownership interests of PNK (River City), LLC have been duly authorized and validly issued and are fully paid and nonassessable; (b) all outstanding ownership interests of PNK (River City), LLC are owned directly by Pinnacle Entertainment, Inc., a Delaware corporation; and (c) none of the outstanding ownership interests of PNK (River City), LLC were issued in violation of any preemptive rights provided by Missouri law or the articles of organization of PNK (River City), LLC.

5.          Each of the Missouri Guarantors has the full corporate or entity right, power and authority to execute, deliver and perform its obligations, if any, under the Purchase Agreement, the Joinder Agreement, the Supplemental Indenture, the Registration Rights Agreement Joinder and the Notation of Guaranty (the Guarantee executed and delivered by the Missouri Guarantors is referred to as the “Missouri Guarantee”) (collectively for the purposes of this opinion letter, the “Operative Documents”), and to consummate the transactions contemplated thereby including, without limitation, the full corporate or entity right, power and authority to execute and deliver the Missouri Guarantee pursuant to the Supplemental Indenture.

6.          Each of the Operative Documents to which any Missouri Guarantor is a party (including the Missouri Guarantee) has been duly and validly authorized, executed and delivered by such Missouri Guarantor.

7.          The execution and delivery by each of the Missouri Guarantors of the Operative Documents, including the Missouri Guarantee, to which it is a party, and the consummation of the transactions contemplated by such Operative Documents do not violate any provision of such Missouri Guarantor’s articles of incorporation and bylaws, or articles of organization or operating

Exhibit B-6-1

agreement, as applicable, and no such action by any Missouri Guarantor will result in any violation of any applicable Missouri law in effect as of the date of our opinion which in our experience is customarily applicable to transactions of the type contemplated by the Operative Documents (other than state securities or “Blue Sky” laws as to which we express no opinion, and compliance with which we have assumed for purposes of this paragraph).

Exhibit B-6-2

EXHIBIT B-7

Form of Opinion of Sills Cummis & Gross P.C., New Jersey Counsel for the Company

1.          Based solely upon a certificate dated [—], 2013 of the Treasurer of the State of New Jersey, the Company is registered and in good standing as a foreign corporation under the laws of the State of New Jersey. Based solely upon certificates dated [—], 2013 of the Treasurer of the State of New Jersey, each of Mitre Associates LLC and PSW Properties, LLC is registered and in good standing as a foreign limited liability company under the laws of the State of New Jersey.

2.          Based solely upon certificates dated [—], 2013 of the Treasurer of the State of New Jersey, each of ACE Gaming, LLC and PNK Development 13, LLC (collectively, the “New Jersey Subsidiaries”) is a limited liability company existing and in good standing under the laws of the State of New Jersey.

3.          Based solely upon our review of the operating agreement and the certificate of formation of each New Jersey Subsidiary and the New Jersey Limited Liability Company Act, and without independent investigation, each New Jersey Subsidiary has the limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder, including the limited liability power and authority to issue, sell and deliver the New Jersey Guarantee under the Indenture.

4.          Based solely upon the Officers’ Certificates and our review of the Written Consent and the operating agreement and certificate of formation of each New Jersey Subsidiary and the New Jersey Limited Liability Company Act, and without independent investigation, each of the Transaction Documents to which each of the New Jersey Subsidiaries is a party has been duly authorized and each of the Transaction Documents to which each of the New Jersey Subsidiaries is a party, other than the Exchange Guarantees, has been executed and delivered by such entity.

5.          Solely with respect to N.J.S.A. 5:12-1 et seq. and the regulations promulgated pursuant thereto (collectively, the “New Jersey Gaming Laws”), no authorization, approval, consent or license issued by the “Casino Control Commission” or the “Division of Gaming Enforcement” (as such governmental authorities are referenced in the New Jersey Gaming Laws, hereinafter referred to as the “New Jersey Regulators”) is necessary in connection with the issuance of the Notes or the Exchange Notes or for the due authorization, execution and delivery by the Issuer, the Company or any Guarantor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby.

6.          The execution and delivery of the Transaction Documents by the Issuer, the Company and the New Jersey Subsidiaries and the consummation of the transactions contemplated thereby will not conflict with or violate (a) any New Jersey Gaming Laws, (b) any order or decree of the New Jersey Regulators of which we have knowledge as to which the Issuer, the Company or any New Jersey Subsidiary is bound or (c) the operating agreement or certificate of formation of either New Jersey Subsidiary.

Exhibit B-7-1

7.          Based solely upon the Officers’ Certificates and our review of the operating agreement of each New Jersey Subsidiary, and without independent investigation, (a) all of the outstanding membership interests of ACE Gaming, LLC are owned of record by PNK Development 13, LLC, and (b) all of the outstanding membership interests of PNK Development 13, LLC are owned of record by Biloxi Casino Corp which has been merged into PNK (Biloxi), LLC.

Exhibit B-7-2

EXHIBIT B-8

Form of Opinion of Jones Walker LLP, Mississippi Counsel for the Company and Ameristar

1.          Based solely on the Good Standing Certificates, each of the Mississippi Guarantors is validly existing as a corporation in good standing under the laws of the State.

2.          Each of the Mississippi Guarantors has the requisite corporate power and authority to execute, deliver and perform its obligations under the Offering Documents and to consummate the Transactions, including, without limitation, the requisite corporate power and authority to execute, issue and deliver the Guarantees pursuant to the Indenture.

3.          Each of the Offering Documents (including the Guarantees) to which each of the Mississippi Guarantors is a party has been duly and validly authorized, executed and delivered by each of the Mississippi Guarantors.

4.          The offer, sale and delivery of the Notes and the Exchange Notes of the Issuer (or the Company, as applicable) and the Guarantees by the Mississippi Guarantors, and the execution, delivery and performance by the Mississippi Guarantors of the Offering Documents, and the consummation of the Transactions by the Mississippi Guarantors do not, (a) contravene or result in a breach or violation of the Organizational Documents of the Mississippi Guarantors, (b) to our knowledge, contravene or violate any judgment, decree or order of any State governmental authority having jurisdiction over the Mississippi Guarantors, or (c) contravene or violate any applicable law of the State in effect as of the date of our opinion and which in our experience customarily is applicable to transactions of the type contemplated by the Offering Documents. We express no opinion with respect to the requirements of, compliance with, or the qualification of the Notes, the Exchange Notes or the Guarantees under, the securities or blue sky laws of any federal, state or any foreign jurisdiction, including but not limited to any blue sky laws or securities laws of the State.

5.          No authorization, approval, consent or order of any State court or governmental or regulatory authority of the State is required for the execution, delivery and performance by Issuer, the Company and the Mississippi Guarantors of the Offering Documents, the consummation of the Transactions or otherwise in connection with the offering, issuance or sale of the Notes and the Guarantees to the Initial Purchasers, except (i) such as have been obtained and are in full force and effect and (ii) for the filing of a post-closing loan report with the Mississippi Gaming Commission pursuant to Mississippi Gaming Commission Regulation Title 13, Part 2 Licensing, Chapter 9 Transfers of Ownership; Loans; Leases, Rule 9.11 Loans to Licensees and Other Reportable Transactions (provided that the Transactions are accomplished); provided, however, we express no opinion with respect to the requirements of, compliance with, or the qualification of the Notes, the Exchange Notes or the Guarantees under, the securities or blue sky laws of any federal, state or any foreign jurisdiction, including but not limited to any blue sky laws or securities laws of the State.

Exhibit B-8-1

EXHIBIT B-9

Form of Opinion of Taft Stettinius & Hollister LLP, Ohio Counsel for the Company

1.          Based solely on the FFE Certificates, each of the Ohio Subsidiaries is validly existing in full force and effect as a limited liability company under the laws of the State of Ohio. Each of the Ohio Subsidiaries has the requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Officer Certificate. Each of the Ohio Subsidiaries has the requisite limited liability company power and authority to own, lease and operate its properties and to conduct its business described in the Preliminary Offering Memorandum, the Pricing Term Sheet and the Offering Memorandum.

2.          Each of the Ohio Subsidiaries has the requisite limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents and to consummate the Transactions, including, without limitation, the requisite limited liability company power and authority to execute, issue and deliver the Guarantees pursuant to the Indenture.

3.          Each of the Transaction Documents (including the Guarantees) to which the Ohio Subsidiaries is a party has been duly and validly authorized, executed and delivered by each of the Ohio Subsidiaries.

4.          The offer, sale or delivery of the Notes of the Issuer and the Guarantees by the Ohio Subsidiaries, and the execution, delivery or performance by the Ohio Subsidiaries of the Transaction Documents, and the consummation of the Transactions by the Ohio Subsidiaries do not, (a) contravene or result in a breach or violation of the Organizational Documents of the Ohio Subsidiaries, (b) to our knowledge, contravene or violate any judgment, decree or order of any Ohio governmental authority having jurisdiction over the Ohio Subsidiaries, or (c) contravene or violate any applicable Ohio law in effect as of the date of our opinion and which in our experience customarily is applicable to transactions of the type contemplated by the Transaction Documents (except that we express no opinion as to the requirements of the securities laws or the so-called “Blue Sky Laws” of the State of Ohio).

5.          No authorization, approval, consent or order of any Ohio court or governmental or regulatory authority of the State of Ohio is required for the execution, delivery and performance by the Issuer, the Company and the Ohio Subsidiaries of the Transaction Documents, the consummation of the Transactions or otherwise in connection with the offering, issuance or sale of the Notes and the delivery of the Ohio Guarantees to the Initial Purchasers; notwithstanding the foregoing, we express no opinion as to the requirements of the securities laws or the so-called “Blue Sky Laws” of the State of Ohio.

Exhibit B-9-1

EXHIBIT B-10

Form of Opinion of Brownstein Hyatt Farber Schreck, LLP, Colorado Counsel for the

Company and Ameristar

1.          The Colorado Subsidiary Guarantor is validly existing as a corporation and in good standing under the laws of the State of Colorado.

2.          The Colorado Subsidiary Guarantor has the corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue and deliver the Colorado Guarantee pursuant to the Indenture.

3.          Each of the Transaction Documents to which the Colorado Subsidiary Guarantor is a party has been duly authorized by the Colorado Subsidiary Guarantor and each of the Transaction Documents to which the Colorado Subsidiary Guarantor is a party other than the Colorado Exchange Guarantee has been duly executed and delivered by the Colorado Subsidiary Guarantor.

4.          The issuance of the Colorado Guarantee and the Colorado Exchange Guarantee by the Colorado Subsidiary Guarantor and the execution, delivery and performance by the Colorado Subsidiary Guarantor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not violate the Governing Documents.

5.          No Colorado Governmental Approval is required for the execution and delivery by the Colorado Subsidiary Guarantor of, and the performance by the Colorado Subsidiary Guarantor of its obligations under, the Transaction Documents to which it is a party, the consummation of the transactions contemplated thereby, or the issuance or sale of the Colorado Guarantees and the Colorado Exchange Guarantee, except (a) such as have been obtained, made or given and are in full force and effect as of the date hereof, and (b) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

Exhibit B-10-1

EXHIBIT B-11

Form of Opinion of Brown, Winick, Graves, Gross, Baskerville and Schoenebaum, P.L.C.,

Iowa Counsel for Ameristar

1.          Based solely on the Certificate of Existence, ACCBI is an Iowa corporation duly incorporated and validly existing under the laws of the State of Iowa.

2.          ACCBI has the corporate power and authority under the Organizational Documents and Applicable Iowa Laws to execute, deliver and perform its obligations under the Transaction Documents to which it is a party, and to consummate the transactions contemplated thereby, including, without limitation, the full right, power and authority to issue and deliver the Iowa Guarantee pursuant to the Indenture.

3.          Each of the Transaction Documents to which ACCBI is a party has been duly executed and delivered by ACCBI.

4.          The issuance of the Iowa Guarantee and the Iowa Exchange Guarantee by ACCBI and the execution, delivery and performance by ACCBI of the Transaction Documents to which it is a party and ACCBI’s consummation of the applicable transactions contemplated thereby (a) have been duly authorized by ACCBI, and (b) do not violate the Articles of Incorporation or Bylaws of ACCBI.

5.          No approval of any Iowa governmental authority under Applicable Iowa Laws is required for the execution and delivery by ACCBI of, and the performance by ACCBI of its obligations under, the Transaction Documents to which it is a party, the consummation of the transactions contemplated thereby, or the issuance of the Iowa Guarantee and the Iowa Exchange Guarantee, except (a) delivery of a notice filing, with copies of executed Transaction Documents, to the Iowa Racing and Gaming Authority to be made no later than ten (10) days after consummation of the applicable transactions (including subsequent amendments and modifications thereto), (b) consents, registrations or filings as may be required under Iowa securities or blue sky laws, (c) such as have been obtained, including without limitation “shelf” approvals by and from the Iowa Racing and Gaming Commission, and (d) as set forth in the Pricing Disclosure Package and the Offering Memorandum.

Exhibit B-11-1

EXHIBIT B-12

Form of Opinion of Baker Botts, Texas Counsel for the Company

1.          Each Texas Subsidiary is duly organized and validly existing as a limited liability company under the laws of the State of Texas and is in good standing under the laws of the State of Texas. Each Texas Subsidiary has the limited liability company power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations under those Transaction Documents.

2.          The execution and delivery by each Texas Subsidiary of the Transaction Documents to which it is a party, and the performance by each Texas Subsidiary of its obligations thereunder, have been duly authorized.

3.          Each Transaction Document to which a Texas Subsidiary is a party has been duly executed and delivered by that Texas Subsidiary.

4.          The execution and delivery by each Texas Subsidiary of the Transaction Documents to which it is a party, and the performance by each Texas Subsidiary of its obligations thereunder, do not violate its certificate of organization or limited liability company agreement, and do not require any consent or approval of, or notice to or registration or filing with, any Texas Governmental Authority.

Exhibit B-12-1

EXHIBIT B-13

Bacon Wilson, P.C., Massachusetts Counsel for Ameristar

3.          The Massachusetts Guarantor is duly organized and validly existing as a corporation or limited liability company and in good standing under the laws of the State of Massachusetts.

4.          The Massachusetts Guarantor has the corporate or limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the transactions contemplated thereby, including, without limitation, the full right, power and authority to issue and deliver the Massachusetts Guarantee pursuant to the Indenture.

5.          Each of the Transaction Documents to which the Massachusetts Guarantor is a party has been duly executed and delivered by such Massachusetts Guarantor.

6.          The issuance of the Massachusetts Guarantee and the Massachusetts Exchange Guarantee by the Massachusetts Guarantor and the execution, delivery and performance by the Massachusetts Guarantor of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby (a) have been duly authorized by the Massachusetts Guarantor and (b) do not violate the articles of incorporation or bylaws of the Massachusetts Guarantor.

7.          No Massachusetts Governmental Approval is required for the execution and delivery by the Massachusetts Guarantor of, and the performance by the Massachusetts Guarantor of its obligations under, the Transaction Documents to which it is a party, the consummation of the transactions contemplated thereby, or the issuance or sale of the Massachusetts Guarantee and the Massachusetts Exchange Guarantee, except such as have been obtained and are in full force and effect as of the date hereof.

Exhibit B-13-1

EXHIBIT C

Form of Joinder Agreement

                            , 2013

J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Wells Fargo Securities, LLC

Credit Agricole Securities (USA) Inc.

Barclays Capital Inc.

UBS Securities LLC

As Representatives of the several

  Initial Purchasers named in Schedule 1 of the Purchase Agreement

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Reference is hereby made to that purchase agreement (the “Purchase Agreement”) dated as of July 30, 2013 among PNK Finance Corp., a Delaware corporation (the “Issuer”) and wholly-owned unrestricted subsidiary of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”), and the Initial Purchasers relating to the issuance and sale to the Initial Purchasers of $850,000,000 aggregate principal amount of the Issuer’s 6.375% Senior Notes due 2021 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

1.          Representations, Warranties and Agreements. Each of the undersigned hereby represents and warrants to and agrees that it has the requisite right, power and authority to execute, deliver and perform its obligations under this Joinder Agreement and to consummate the transactions contemplated hereby. This Joinder Agreement has been duly authorized, executed and delivered by each of the undersigned.

2.          Joinder. Without limiting the generality of the foregoing, each of the undersigned agrees that it will be bound by all covenants, agreements, representations, warranties and acknowledgments attributable to the Company or the Guarantors, as applicable, under the Purchase Agreement, as if each of the undersigned was a party thereto as of the date of the Purchase Agreement.

3.          Counterparts. This Joinder Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which shall constitute an original when so executed and all of which together shall constitute one and the same agreement.

Exhibit C-1

4.          Amendments. No amendment or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties thereto.

5.          Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

6.          APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS JOINDER AGREEMENT, THE TERMS AND CONDITIONS SET FORTH HEREIN AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Exhibit C-2

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York, by its proper and duly authorized officer as of the date set forth above.

By:
Name:
Title:

Exhibit C-3

EXHIBIT D

Form of Escrow Agreement

See attached.

Exhibit D-1

PNK FINANCE CORP.

as Grantor

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

as Trustee and Escrow Agent

ESCROW AND SECURITY AGREEMENT

DATED [●], 2013

THIS ESCROW AND SECURITY AGREEMENT (this “Agreement”) is made on [●], 2013, among:

(1)

PNK FINANCE CORP., a Delaware corporation (together with PNK Successor (as defined below), the “Grantor”), a newly formed, wholly-owned unrestricted subsidiary of Pinnacle Entertainment, Inc., a Delaware corporation (the “Company”);

(2)	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., in its capacity as trustee under the Indenture (the “Trustee”); and

(3)	THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as escrow agent (together with its successors and assigns, the “Escrow Agent”)

(each, a “Party” and, together, the “Parties”).

WHEREAS:

(A)

Pursuant to the Indenture (the “Indenture”), dated as of [●], 2013, between the Grantor and the Trustee, the Grantor will issue $850,000,000 million in aggregate principal amount of 6.375% Senior Notes due 2021 (the “Notes”) in a private placement (the “Offering”). The Notes are being initially sold pursuant to that certain Purchase Agreement, dated July 30, 2013 (the “Purchase Agreement”), among the Grantor and J.P. Morgan Securities LLC, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Credit Agricole Securities (USA) Inc., Barclays Capital Inc. and UBS Securities LLC (the “Representatives”), on behalf of themselves and the other initial purchasers named therein (the “Initial Purchasers”).

(B)

The Grantor and the Company intend to use the proceeds of the Offering, together with proceeds from an anticipated new senior secured credit facility, to fund the Company’s proposed acquisition (the “Acquisition”) of Ameristar Casinos, Inc., a Nevada corporation (“Ameristar”), pay transaction fees and expenses, redeem the Company’s existing 8.625% senior notes due 2017 and provide working capital and funds for general corporate purposes after the Acquisition.

(C)

Concurrently with the issuance of the Notes, (i) the Initial Purchasers will deposit, or will cause to be deposited, with the Escrow Agent $[●] by wire transfer of immediately available funds pursuant to the wire instructions specified in Schedule A-1 representing the gross proceeds from the sale of the Notes (the “Notes Proceeds”) and (ii) the Grantor or its designee or designees will deposit, or will cause to be deposited with the Escrow Agent, $[●] by wire transfer of immediately available funds pursuant to the wire instructions specified in Schedule A-1 (the “Interest Proceeds” and together with the Notes Proceeds, the “Initial Deposit”), which amounts collectively are sufficient to redeem the Notes at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest, if any, on the Notes, from [●], 2013 up to, and including, October 2, 2013, with the Escrow Agent in the Escrow Account (as defined below) to be held by the Escrow Agent for the benefit of the holders of the Notes; provided, however, that if the Outside Date is extended beyond September 20, 2013, the Grantor or its designee or designees will deposit, or will cause to be deposited with the Escrow Agent, by wire transfer of immediately available funds pursuant to the wire instructions specified in Schedule A-1 an amount equal to the interest that will accrue on the Notes from October 2, 2013 to the eighth Business Day following the new Outside Date (each such deposit, a “Subsequent Deposit”), with the Escrow Agent in the Escrow Account to be held by the Escrow Agent for the benefit of the holders of the Notes.

(D)

As security for its obligation to redeem the Notes in accordance with Section 3.10 of the Indenture (the “Obligations”), the Grantor has agreed to (i) grant to the Trustee for the ratable benefit of the holders of the Notes a security interest in and lien upon the Escrowed Funds and the other Collateral (each as defined below) and (ii) execute this Agreement to secure the payment and performance by the Grantor of the Obligations.

(E)	The Escrow Agent has agreed to provide certain services to the Grantor as set out in this Agreement.

It is agreed as follows:

1.	DEFINITIONS

1.1	In this Agreement:

“Acquisition” shall have the meaning set forth in the recitals of this Agreement.

“Affiliate” means, with respect to any person, a Person: (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person; (b) which directly or indirectly through one or more intermediaries beneficially owns or holds 10% or more of any class of the Voting Stock of such Person (or a 10% or greater equity interest in a Person which is not a corporation); or (c) of which 10% or more of any class of the Voting Stock (or, in the case of a Person which is not a corporation, 10% or more of the equity interest) is beneficially owned or held directly or indirectly through one or more intermediaries by such Person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble of this Agreement.

“Ameristar” shall have the meaning set forth in the recitals of this Agreement.

“authorized representative” shall have the meaning set forth in Section 6.8 of this Agreement.

“Business Day” means a day other than a Saturday, Sunday or other day on which the Escrow Agent or the Trustee is authorized or required by law to be closed.

“Collateral” shall have the meaning set forth in Section 4.1 of this Agreement.

“Collateral Investment” shall have the meaning set forth in Section 5.1 of this Agreement.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Effective Resignation Date” shall have the meaning set forth in Section 12.2 of this Agreement.

“Escrow Account” means a single account established and maintained by the Escrow Agent in the name “PNK Finance Corp.”, which account shall at all times be under the control (within the meaning of Section 8-106 of the UCC) of the Trustee and subject to the terms and conditions of this Agreement.

“Escrow Agent” shall have the meaning set forth in the preamble of this Agreement.

“Escrowed Funds” means the Initial Deposit, each Subsequent Deposit (if any) and all investments (including securities entitlements) thereof made hereunder, plus all interest, dividends and other distributions and payments thereon received or receivable by the Escrow Agent from time to time less any property distributed and/or disbursed in accordance with this Agreement, together with the proceeds of any of the foregoing.

“Event of Default” shall have the meaning set forth in the Indenture.

“Grantor” shall have the meaning set forth in the preamble of this Agreement.

“Indenture” shall have the meaning set forth in the recitals of this Agreement.

“Initial Deposit” shall have the meaning set forth in the recitals of this Agreement.

“Initial Purchasers” shall have the meaning set forth in the recitals of this Agreement.

“Interest Proceeds” shall have the meaning set forth in the recitals of this Agreement.

“Liability” means any loss, damage, cost, charge, claim, demand, expense, penalty, judgment, demand, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis.

“Merger Agreement” means the Agreement and Plan of Merger, dated December 20, 2012, among Ameristar, the Company, PNK Holdings Inc. and PNK Development 32, Inc., as the same has been and may be amended from time to time.

“Notes” shall have the meaning set forth in the recitals of this Agreement.

“Notes Proceeds” shall have the meaning set forth in the recitals of this Agreement.

“Obligations” shall have the meaning set forth in the recitals of this Agreement.

“Offering” shall have the meaning set forth in the recitals of this Agreement.

“Outside Date” means September 20, 2013 or such later date as agreed by the parties to the Merger Agreement; provided that the Outside Date will not extend beyond December 31, 2013 under any circumstances.

“Party” shall have the meaning set forth in the preamble of this Agreement.

“Person” means any individual, corporation, company (including limited liability company), partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

“PNK Successor” means any successor or assign of the Grantor, including the Company, as the surviving entity upon the consummation of the merger of the Grantor with and into the Company in connection with the Acquisition, and any successor or assign of the Company following the consummation of such merger.

“Purchase Agreement” shall have the meaning set forth in the recitals of this Agreement.

“Representatives” shall have the meaning set forth in the recitals to this Agreement.

“Special Mandatory Redemption Date” shall have the meaning set forth in the Indenture.

“Special Mandatory Redemption Event” shall have the meaning set forth in the Indenture.

“Special Mandatory Redemption Price” shall have the meaning set forth in the Indenture.

“Subsequent Deposit” shall have the meaning set forth in the recitals of this Agreement.

“Temporary Cash Investments” means any of the following: (a) Investments in U.S. Government Obligations maturing within 90 days of the date of acquisition thereof; (b) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 90 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States of America or any state thereof having capital, surplus and undivided profits aggregating in excess of $500,000,000 and whose long-term debt is rated “A-3” or higher, “A-” or higher or “A-” or higher according to Moody’s, S&P or Fitch Credit Rating Co. (or such similar equivalent rating by at least one “nationally recognized statistical rating organization” (as defined in Rule 436 under the Securities Act)), respectively; (c) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above; (d) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than the Company or Ameristar or any Affiliate of either of them) organized and in existence under the laws of the United States of America with a rating at the time as of which any Investment therein is made of “P-1” (or higher) according to Moody’s, “A-1” (or higher) according to S&P or “A-1” (or higher) according to Fitch Credit Rating Co. (or such similar equivalent rating by at least one “nationally recognized statistical rating organization” (as defined in Rule 436 under the Securities Act)); and (e) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (a) through (d) above.

“Trustee” shall have the meaning set forth in the preamble of this Agreement.

“UCC” shall have the meaning set forth in Section 1.2 of this Agreement.

“Voting Stock” means securities of any class or classes of a Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors (or Persons performing equivalent functions).

1.2

Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Indenture. Unless otherwise defined herein or in the Indenture, terms defined in Articles 8 or 9 of the Uniform Commercial Code as in effect in the state of New York (the “UCC”) are used herein as therein defined.

2.	APPOINTMENT

The Grantor hereby appoints the Escrow Agent as escrow agent for the purposes in accordance with the terms and conditions set out in this Agreement and the Escrow Agent hereby accepts such appointment on the terms and conditions set out in this Agreement.

3.	ESCROWED FUNDS; ESCROW ACCOUNT

3.1	The Escrow Agent shall hold the Escrowed Funds and, subject to the terms and conditions hereof, shall invest and reinvest the Escrowed Funds as directed in accordance with Section 5.

3.2	The Escrow Agent shall establish and maintain the Escrow Account herein provided for in accordance with the terms of this Agreement.

4.	COLLATERAL AND SECURITY INTEREST

4.1

The Grantor hereby pledges to the Trustee for its benefit and for the ratable benefit of the holders of the Notes and hereby grants to the Trustee for its benefit and for the ratable benefit of the holders of the Notes a continuing first-priority security interest in and to all of the Grantor’s right, title and interest in, to and under the following (hereinafter collectively referred to as the “Collateral”), whether characterized as investment property, certificated securities, uncertificated securities, general intangibles or otherwise: (a) the Escrow Account and all financial assets credited to the Escrow Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Escrow Account, (b) all Collateral Investments (as hereinafter defined) and all certificates and instruments, if any, representing or evidencing the Collateral Investments, and any and all security entitlements to the Collateral Investments, and any and all related securities accounts in which security entitlements to the Collateral Investments are carried, (c) all cash, notes, deposit accounts, checks and other instruments, if any, from time to time hereafter delivered to or otherwise possessed by the Escrow Agent for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Collateral, (d) all of the

Grantor’s rights under this Agreement and (e) all proceeds of and other distributions on or with respect to any and all of the foregoing Collateral (including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, investments, subscriptions and other property or proceeds, including proceeds that constitute property of the types described in clauses (a) through (d) of this Section 4.1). The Escrow Agent (in its capacity as a securities intermediary) hereby agrees that it will comply with written entitlement orders or instructions originated by the Trustee without further consent by the Grantor (in its capacity as a debtor/entitlement holder), it being acknowledged and agreed that so long as the Escrow Agent has not received notice from the Trustee or the Representatives that an Event of Default exists, the Escrow Agent shall honor entitlement orders issued by the Grantor in accordance with Sections 5 or 6 hereof.

4.2

The pledge and lien granted by the Grantor pursuant to Section 4.1 above secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations.

4.3

All certificates or instruments representing or evidencing the Collateral, including, without limitation, amounts invested as provided in Section 5 hereof, shall be delivered to and held by the Escrow Agent pursuant to the terms hereof and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance sufficient for the Trustee to have control over such Collateral, or shall be credited to the Escrow Account that shall be maintained as a securities account by the Escrow Agent.

4.4

The Escrow Agent hereby agrees that all property delivered to the Escrow Agent for crediting to the Escrow Account will be promptly credited to the Escrow Account by the Escrow Agent. The Escrow Agent represents and warrants that it has not entered into, and agrees that it will not enter into, any control agreement or any other agreement relating to the Escrow Account with any other third party without the prior written consent of the Grantor, the Trustee and the Initial Purchasers, except for this Agreement.

4.5	Except as otherwise provided by Section 6 hereof:

(a)	So long as the Obligations remain unpaid, the Grantor will maintain the Escrow Account with the Escrow Agent.

(b)

It shall be a term and condition of the Escrow Account, notwithstanding any term or condition to the contrary in any other agreement relating to the Escrow Account, that no amount (including interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Grantor or any other Person from the Escrow Account.

(c)	The Escrow Account shall be established and maintained as a securities account (as defined in Section 8-501 of the UCC).

(d)	The Escrow Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System

and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

4.6

The Grantor will, promptly upon request by Trustee or the Escrow Agent, (i) execute and deliver or cause to be executed and delivered, or use its reasonable best efforts to procure and deliver to the Escrow Agent, all assignments, instruments and other documents and (ii) take any other actions that are reasonably necessary to perfect, continue the perfection of, or protect the first priority of the Trustee’s security interest in and to the Collateral, to protect the Collateral against the rights, claims, or interests of third Persons (other than any such rights, claims or interests created by or arising through the Escrow Agent for the benefit of the Trustee) or to effect the purposes of this Agreement. The Grantor will promptly pay all reasonable costs incurred in connection with any of the foregoing within 30 days of receipt of an invoice therefor. The Grantor also agrees, whether or not requested by the Trustee, to take all actions that are reasonably necessary to perfect, continue the perfection of, or to protect the first priority of, the Trustee’s security interest in and to the Collateral, including the filing of all necessary UCC financing and continuation statements, and to protect the Collateral against the rights, claims or interests of third Persons (other than any such rights, claims or interests created by or arising through the Escrow Agent for the benefit of the Trustee).

5.	INVESTMENTS

5.1

The Escrow Agent shall cause the Escrowed Funds to be invested in the name of the Trustee in such Temporary Cash Investments (any such investment, a “Collateral Investment”) as the Grantor may specify in writing from time to time. During the term of this Agreement, the Grantor shall bear and retain sole responsibility for the selection of investments of the Escrowed Funds and all risks from such investments. In the absence of written instructions from the Grantor, the applicable Escrowed Funds will remain uninvested with no liability for interest thereon. The Escrow Agent shall have no obligation to invest the Escrowed Funds if deposited with the Escrow Agent after 2:00 p.m. New York City time on the day of deposit. Instructions received after 2:00 p.m. New York City time will be treated as if received on the following Business Day. The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrowed Funds in accordance with the provisions hereof. Any interest or other income received in respect of such investment and reinvestment of the Escrowed Funds shall become part of the Escrowed Funds, and losses incurred in respect of such investment and reinvestment of the Escrowed Funds shall be reflected in the value of the Escrowed Funds from time to time. Notwithstanding the foregoing, the Escrow Agent shall be authorized to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release all or any portion of the Escrowed Funds pursuant to this Agreement. In no event shall the Escrow Agent be deemed an investment manager or adviser in respect of any selection of investments hereunder.

5.2

The Escrow Agent shall become the holder on behalf of the Trustee of the Collateral Investments (or applicable security entitlements thereto) through the following delivery procedures: (i) in the case of Collateral Investments that are uncertificated securities, registration of one of the following as owner of such uncertificated securities: (1) the Escrow Agent, (2) a Person designated by the Escrow Agent, or (3) a Person other than a securities intermediary or financial intermediary, that becomes the registered owner of such uncertificated securities on behalf of the Escrow Agent and acknowledges that it holds the same for the Escrow Agent; and (ii) in the case of Collateral Investments in the form of Temporary Cash Investments, the making of book entries by the securities intermediary (other than a clearing corporation) to whose account such Temporary Cash Investments have been credited on the books of a Federal Reserve Bank (or on the books of another such securities intermediary (other than a clearing corporation)) indicating that such Temporary Cash Investments have been credited to an account of the Escrow Agent, and the sending by such securities intermediary to the Escrow Agent of confirmation of such transfer to the Escrow Agent’s account, in each case, as applicable depending on the nature of the Temporary Cash Investment.

5.3

Prior to or concurrently with the execution and delivery of this Agreement and prior to the transfer to the Escrow Agent of Collateral Investments (or acquisition by the Escrow Agent of any security entitlement thereto) the Escrow Agent shall establish the Escrow Account on its books as an account segregated from all other custodial or collateral accounts. All Collateral Investments shall be credited to the Escrow Account, and the Escrow Agent hereby agrees to treat all property credited to the Escrow Account as a “financial asset” as defined in Section 8-102(a)(9) of the UCC. Subject to the other terms and conditions of this Agreement, all Collateral Investments held by the Escrow Agent pursuant to this Agreement shall be held in the Escrow Account subject (except as expressly provided in Sections 6.1 and 6.2 hereof) to the control (within the meaning of Sections 8-106 and 9-106 of the UCC) of the Trustee for the ratable benefit of the holders of the Notes and segregated from all other funds or other property otherwise held by the Escrow Agent.

5.4	The Escrow Agent shall have no liability for any loss arising from or relating to any Collateral Investments made at the direction of the Grantor.

6.	RELEASE OF ESCROWED FUNDS

6.1	The Escrow Agent is directed to hold and distribute the Escrowed Funds as set forth in this Section 6 and will release the Escrowed Funds only in the cases specifically provided for in this Section 6.

6.2

If the Escrow Agent receives, at any time on or prior to 10:00 a.m. (New York City time) on the Outside Date, a certificate in the form attached hereto as Exhibit A executed by authorized representatives of the Company and containing the certifications described therein, the Escrow Agent shall [, on the later of (i) the same day (or, if such date is not a Business Day, the first Business Day after such date) following receipt by the Escrow Agent of such certificate or (ii) the date specified in such certificate (or, if such date is not a Business Day, the first Business Day after such date)][1] liquidate, at the written direction of the Grantor, all investments of Escrowed Funds then held by it (subject to Section 18 hereof) and disburse from the Escrow Account to such Person(s) or account(s) as specified in such certificate, all Escrowed Funds held in the Escrow Account. Any certificate delivered to the Escrow Agent pursuant to this Section 6.2 shall be simultaneously delivered to the Trustee; provided that failure to so deliver such

1   Note: Timing of liquidation still open.

certificate shall not invalidate or in any manner affect delivery of such certificate to the Escrow Agent.

6.3

Upon the occurrence of a Special Mandatory Redemption Event and the timely delivery by the Grantor or the Trustee of the notice required under Section 3.10 of the Indenture, the Escrow Agent shall liquidate all investments of Escrowed Funds then held by it (subject to Section 18 hereof) not later than the last Business Day prior to the Special Mandatory Redemption Date. On the Business Day prior to the Special Mandatory Redemption Date, the Escrow Agent shall release all Escrowed Funds prior to 11:00 a.m. (New York City time) as follows:

(a)	first, to the Trustee an amount equal to the Special Mandatory Redemption Price; and

(b)	second, to the Grantor or its designee or designees, any Escrowed Funds remaining after the above distributions;

The Notes shall be redeemed as specified in Article 3 of the Indenture.

6.4

If the Trustee is required to effect the redemption contemplated by Section 3.10 of the Indenture and Section 6.3 above and for any reason the amount of Collateral to be released is insufficient to pay the Special Mandatory Redemption Price to redeem all of the outstanding Notes as provided in Section 3.10 of the Indenture, the Grantor agrees to pay to the Trustee, no less than one Business Day prior to the Special Mandatory Redemption Date, the amount of funds necessary to permit all outstanding Notes to be redeemed in accordance with the provisions of the Indenture.

6.5

Upon the release of any Collateral from the Escrow Account in accordance with the terms of this Agreement, the security interest evidenced by this Agreement in such released Collateral will automatically terminate without any further action and such security interest will be of no further force and effect. Such released Collateral will be delivered to the recipient free and clear of any and all liens, claims or encumbrances of any Person, including, without limitation, the Escrow Agent, the Trustee and the holders of the Notes. The Escrow Agent and Trustee will take, and hereby authorize the Grantor to take, all steps necessary to terminate any UCC financing statements and will execute such other documents without recourse, representation or warranty of any kind as the Grantor may reasonably request in writing to evidence or confirm the termination of the security interest in such released Collateral.

6.6

The Escrow Agent shall not be required to liquidate any Collateral Investment in order to make any release hereunder unless (i) required to do so to effect any distribution pursuant to Section 6.2 or 6.3 hereof; or (ii) instructed to do so by written instructions executed by the Grantor.

6.7	Notwithstanding anything in this Agreement or elsewhere to the contrary, the Escrow Agent shall disburse Escrowed Funds as directed pursuant to (i) a final judgment of a court of competent jurisdiction (without further right of appeal) if such order is received by the Escrow Agent prior to receiving the written notice set forth in the following clause (ii); or (ii) a written notice executed by the Grantor.

6.8

Attached as Schedule C hereto and made a part hereof is a list of those persons initially entitled to give notices, instructions and other communications to the Trustee and/or the Escrow Agent on behalf of the Grantor or the Company hereunder (each such representative, an “authorized representative”). Schedule C may be amended from time to time by written notice from the Grantor to the Escrow Agent and the Trustee.

6.9

Upon request of the Grantor, (i) the Escrow Agent shall provide the Grantor the amount of fees and reasonable and documented out-of-pocket expenses due to the Escrow Agent pursuant to Section 9 hereof and other amounts owed to the Escrow Agent pursuant to Section 7.3 and Section 8.4 hereof as of the date of such request; and (ii) the Trustee shall provide the Grantor the amount of fees, reasonable out-of-pocket expenses of the Trustee, indemnities and other amounts owed to the Trustee under the Indenture as of the date of such request.

7.	INCOME TAX ALLOCATION AND REPORTING

7.1

The Parties agree that, for tax reporting purposes, all interest and other income from investment of the Escrowed Funds shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by PNK Finance Corp., whether or not such income was disbursed during such calendar year.

7.2

On the date hereof, the Grantor shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9, W-8BEN, W-8CE, W-8ECI, W-8EXP, or W-8IMY and such other related forms and documents that the Escrow Agent may request. The Parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrowed Funds.

7.3

To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrowed Funds, the Escrow Agent shall satisfy such Liability from the Escrowed Funds to the extent funds are available pursuant to the terms of this Agreement. The Grantor hereby indemnifies, defends and holds the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrowed Funds and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence, fraud or wilful misconduct of the Escrow Agent. Payment pursuant to this Section 7.3, shall be made by the Grantor within 60 days of receipt of written demand from the Escrow Agent.

7.4	The sole tax reporting obligation of the Escrow Agent hereunder shall be to file appropriate versions of Forms 1099-INT with the Internal Revenue Service with respect to interest income earned on funds held in the Escrow Account and to provide copies thereof to Grantor.

8.	DUTIES OF THE ESCROW AGENT AND INDEMNIFICATION

8.1

The duties of the Escrow Agent are purely ministerial in nature and its sole obligation shall be to perform the duties specifically set forth in this Agreement. Under no circumstances will the Escrow Agent be deemed to be a fiduciary to any Party or any other Person under this Agreement. Except as provided in Section 8.9, the Escrow Agent will not be responsible or liable for the failure of any Party to perform in accordance with this Agreement. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement, whether or not an original or a copy of such agreement has been provided to the Escrow Agent; and the Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. References in this Agreement to any other agreement, instrument, or document are for the convenience of the Parties, and the Escrow Agent has no duties or obligations with respect thereto. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent shall be inferred or implied from the terms of this Agreement or any other agreement.

8.2

The Escrow Agent shall be entitled to rely on and shall not be liable for any action taken or omitted to be taken in accordance with the advice of counsel retained by the Escrow Agent. The Escrow Agent shall be reimbursed as set forth in Sections 8.4 and 9.1 hereof for any and all compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals.

8.3

The Escrow Agent shall not be liable or responsible for any Liabilities or inconvenience which may result from anything done or omitted to be done by it in accordance with this Agreement and shall bear no obligation or responsibility to any Person in respect of the operation of the Escrow Account, unless such Liability arises as a result of the gross negligence, fraud or wilful misconduct of the Escrow Agent. The Escrow Agent is not responsible for the validity or legality of any transaction associated with any of the Escrowed Funds.

8.4

The Grantor hereby indemnifies and holds harmless the Escrow Agent for an amount equal to any and all Liabilities or obligations of any kind whatsoever that may be imposed on or incurred by the Escrow Agent in connection with any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Agreement; provided that the Grantor shall not have any obligation to indemnify the Escrow Agent for any claims arising as a result of the gross negligence, fraud or wilful misconduct of the Escrow Agent. The provisions of this Section 8.4 shall survive the resignation or removal of the Escrow Agent and the termination of this Agreement.

8.5

In no event shall the Escrow Agent be responsible or liable for any punitive, special, indirect, or consequential loss or damage of any kind whatsoever (including, without limitation, loss of profit) irrespective of whether the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service, accidents, labor disputes, acts of civil or military authority or governmental actions (it being understood that the Escrow Agent shall use its best efforts to resume performance as soon as practicable under the circumstances).

8.6

The Escrow Agent shall not be liable for acting upon, and shall be entitled to rely on and treat as a genuine document, any document that it reasonably believes in good faith to be a notice, direction or other document furnished to it by any Party or any legal counsel of a Party in writing and by whatever means without further investigation and believed by the Escrow Agent in its absolute discretion to be genuine and to have been signed by the proper persons.

8.7

In the event that the Escrow Agent is of the reasonable opinion that it is unclear how it is required to act hereunder, it may, in its absolute discretion and without being liable for any Liability resulting therefrom refrain from acting pending receipt to its satisfaction of such clarification or a final and non-appealable order or judgment of a court of competent jurisdiction. Upon initiating any action of interpleader or any other action, the Escrow Agent shall be fully released and discharged from all obligations and liability imposed by the terms of this Agreement. Furthermore it shall be entitled to seek and rely upon, and shall be protected in acting in good faith upon, the advice or opinion of, or any information addressed to the Escrow Agent obtained from any lawyer and shall not be liable for any Liability occasioned by so acting (or for any delay or inaction pending the obtaining of such advice or opinion in good faith), except to the extent that such Liability is due to the Escrow Agent’s gross negligence, fraud or wilful misconduct.

8.8

The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with anyone or more of its affiliates, so long as such action is in a manner not inconsistent with the terms of this Agreement.

8.9

The Escrow Agent may execute any of its powers or responsibilities hereunder either directly or by or through its agents or attorneys and the Escrow Agent shall not be liable for the actions of any agents or attorneys appointed with due care. Any such acts by the Escrow Agent’s agents or attorneys will be deemed to be acts of the Escrow Agent, and shall not relieve the Escrow Agent of any of its duties, responsibilities or obligations hereunder.

9.	FEES AND EXPENSES

9.1

The Grantor shall pay to the Escrow Agent reasonable and documented out-of-pocket expenses and disbursements to the extent then invoiced (including documentation supporting such requests), including reasonable legal expenses of one legal counsel. The Escrow Agent has waived all other reasonable activity charges, including any annual fees, acceptance fees and reasonable costs and expenses, which the Escrow Agent may properly incur in relation to the negotiation, preparation and execution of this Agreement and the performance of its obligations hereunder. Any extraordinary fees properly incurred pursuant to Section 9.2 have not been waived.

9.2

If the Escrow Agent considers it expedient or necessary to undertake duties which are of an exceptional nature or otherwise outside the scope of the normal duties of the Escrow Agent under this Agreement, and the Escrow Agent undertakes such duties with the prior written consent of the Grantor, the Grantor shall pay to the Escrow Agent additional remuneration in accordance with the Escrow Agent’s then current charging procedures.

9.3

All payments by the Grantor under this Section 9 shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of any nature imposed by any government having power to tax, unless such withholding or deduction is required by law. In that event, the Grantor shall pay such additional amounts as will result in receipt by the Escrow Agent of such amounts as would have been received by it if no such withholding had been required.

9.4	Any payment under this Section 9 shall be made within 30 days of the date of receipt of the relevant invoice (including documentation reasonably supporting such requests) by the Grantor.

10.	MODIFICATION

No modification to or variation of this Agreement (or any document entered into pursuant to this Agreement) shall be valid unless it is in writing and signed by or on behalf of each Party hereto and the prior written consent of the Initial Purchasers to such modification or variation has been obtained. Notwithstanding the foregoing, no provisions of this Agreement (including, without limitation, those relating to the release of the Escrowed Funds under Section 6 hereof) may be modified in any manner materially adverse to the holders of the Notes without the written consent of the holders of a majority in principal amount of the Notes then outstanding voting as a single class.

11.	TERMINATION

11.1

This Agreement shall terminate upon the distribution of all Escrowed Funds from the Escrow Account in accordance with the provisions of Section 6. At such time and upon the written instruction of the Trustee, the Escrow Agent shall reassign and redeliver to the Grantor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Escrow Agent in accordance with the terms of this Agreement and the Indenture. Such reassignment and redelivery to the Grantor shall be without warranty by or recourse to the Escrow Agent in its capacity as such, except as to the absence of any liens on the Collateral created by or on account of actions of the Escrow Agent, and shall be at the reasonable expense of the Grantor.

11.2	Sections 8 and 9 hereof shall survive the termination of this Agreement.

12.	CHANGE IN ESCROW AGENT

12.1

Each of the Parties agrees that the Grantor may terminate the appointment of the Escrow Agent hereunder at any time by giving 10 days’ advance written notice of such termination to the Escrow Agent, signed by the Grantor.

12.2

Each of the Parties agrees that the Escrow Agent shall have the right to give notice of the resignation of its appointment hereunder by giving 30 days’ advance written notice to that effect to the other Parties. Such notice shall specify the date on which such resignation shall take effect (the “Effective Resignation Date”); provided, however, the assignment by the Escrow Agent pursuant to Section 13.3 hereof shall not require any such advance notice.

12.3

In the event that the Escrow Agent delivers a notice in accordance with Section 12.2 above, the Grantor shall appoint a successor escrow agent on substantially the same terms as this Agreement. Following the transfer of the Escrowed Funds to any designated successor escrow agent or other designated party, the Escrow Agent shall automatically be discharged from its obligations under this Agreement.

12.4

If, prior to the Effective Resignation Date, the other Parties have not appointed a successor escrow agent or instructed the Escrow Agent to transfer the Escrowed Funds in accordance with Section 12.3 above, the Escrow Agent may petition a court of competent jurisdiction to approve a successor escrow agent. Any such appointment shall be binding upon all of the Parties hereto and the Escrow Agent shall be entitled to transfer the Escrowed Funds to the successor escrow agent so appointed, at which such time the Escrow Agent’s obligations hereunder shall terminate.

13.	ASSIGNMENT

13.1

Nothing in this Agreement, expressed or implied, shall give or be construed to give any Person, other than the Parties hereto and their respective successors and assigns, any legal claim under any covenant, condition or provision hereof, all the covenants, conditions and provisions contained in this Agreement being for the sole benefit of and only binding upon the Parties hereto and their respective successors and assigns.

13.2

Other than an assignment of this Agreement by the Grantor to the Company by merger in connection with the Acquisition, no Party shall assign, transfer, or create security over all or any of its rights or obligations under this Agreement without the prior written consent of the other Parties, which consent may be withheld in the sole discretion of the Party whose consent is sought. Any purported assignment, transfer or security without that consent shall be null and void and of no force or effect.

13.3

If the Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking association, the successor corporation or association without any further act pursuant to Section 13.2, so long as such corporation or banking association is a nationally recognized financial institution, shall be the successor Escrow Agent.

14.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

15.	ENTIRE AGREEMENT

This Agreement represents the whole agreement among the Parties in relation to its subject matter and supersedes all prior representations, promises, agreements and understandings. The invalidity, illegality or unenforceability of a provision of this Agreement does not affect or impair the continuation in force of the remainder of it.

16.	NOTICES

16.1

Any notice required to be given under this Agreement to any of the Parties shall be made in the English language, shall be delivered in person, sent by pre-paid (certified or registered) mail, by nationally recognized overnight courier, or by fax or email addressed to:

If to the Trustee or Escrow Agent:

The Bank of New York Mellon Trust Company, N. A.

400 South Hope Street, Suite 400

Los Angeles, CA 90071

Attention: Global Corporate Trust, Corporate Unit

Fax: (213) 630-6298

If to the Grantor:

PNK Finance Corp.

c/o Pinnacle Entertainment, Inc.

8918 Spanish Ridge Avenue

Las Vegas, NV 89148

Attention:  John A. Godfrey, Esq.

Fax: (702) 784-7748

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

2000 Pennsylvania Ave., NW

Washington, DC 20006

Attention:  David Slotkin, Esq.

Fax:  (202) 785-7522

and

Latham & Watkins LLP

355 South Grand Avenue

Los Angeles, CA 90071-1560

Attention:  Cynthia A. Rotell, Esq.

Fax:  (213) 891-8763

or any other address of which written notice has been given to the Parties in accordance with this Section.

16.2

Any such notice shall take effect, if delivered in person, at the time of delivery, if sent by registered or certified mail, the third following Business Day, if sent by nationally recognized overnight courier, the next Business Day, and, in the case of fax or email, 24 hours after the time of dispatch, provided that in the case of a notice given by fax transmission or email, such notice shall be confirmed by mail. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice given by fax or email.

16.3

All notices and certificates sent or delivered to the Escrow Agent by any Party (other than the Trustee) shall simultaneously be delivered to the Trustee. The Escrow Agent agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, pdf, facsimile transmission or other similar unsecured electronic methods; provided, however, that the Escrow Agent shall have received an incumbency certificate listing persons designated to give such instructions or directions and containing specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the parties hereto elect to give the Escrow Agent e-mail or facsimile instructions (or instructions by a similar electronic method) and the Escrow Agent in its discretion elects to act upon such instructions, the Escrow Agent’s understanding of such instructions shall be deemed controlling. The Escrow Agent shall not be liable for any losses, costs or expenses arising directly or indirectly from the Escrow Agent’s reliance upon and compliance with such instructions notwithstanding if such instructions conflict or are inconsistent with a subsequent written instruction. The Grantor agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Escrow Agent, including without limitation the risk of the Escrow Agent acting on unauthorized instructions, and the risk or interception and misuse by third parties.

17.	GOVERNING LAW AND JURISDICTION

17.1

THIS AGREEMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

17.2

Each Party hereto irrevocably (i) agrees that any legal suit, action or proceeding against such Party arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any U.S. Federal or state court in the Borough of Manhattan, The City of New York and (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding.

17.3	The Parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provisions deleted and the rights and obligations of the Parties shall be construed and enforced accordingly.

17.4

The headings used in this Agreement are for convenience only and shall not constitute a part of this Agreement. Each of the parties hereto hereby irrevocably waives to the fullest extent permitted by applicable law any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement.

18.	WIRE TRANSFER INSTRUCTIONS

18.1

All cash deposited into the Escrow Account by any Person will be transferred by wire transfer (except for transfers to the Escrow Account by the Trustee which may be by book entry) of immediately available funds in accordance with wire instructions set forth in Schedule A-1.

18.2

All cash (including the cash proceeds from liquidation of any Escrowed Funds) distributed from the Escrow Account to any Person will be transferred by wire transfer (except for transfers from the Escrow Account to the Trustee which may be by book entry) of immediately available funds in accordance with wire instructions provided in writing by any Party to the Escrow Agent in Schedule A-2, which shall be superseded by any amendments thereto or such other schedules provided subsequent to the execution of this Agreement, prior to such distribution.

18.3

If, upon termination of this Agreement and after any required liquidation or distribution of Escrowed Funds for the benefit of any Person other than the Grantor, pursuant to Section 6 hereof, any Escrowed Funds consist of assets other than cash and are to be released to the Grantor, the Escrow Agent shall liquidate such Escrowed Funds into cash and distribute it pursuant to Section 6.3 hereof unless the Grantor has provided a prior written request to the Escrow Agent not to liquidate such Escrowed Funds and to deliver such non-cash Escrowed Funds in kind to the Grantor, to the extent the Grantor is entitled to a distribution, at such account(s) or location(s) specified by the Grantor in such written request. If the Escrow Agent receives such a request, it shall deliver such non-cash Escrowed Funds to the Grantor as promptly as practicable. No request by the Parties pursuant to this paragraph shall constitute an “entitlement order” or instruction with respect to the Escrowed Funds prior to the termination of this Agreement.

19.	Customer Identification Program

The Grantor acknowledges receipt of the notice set forth as Schedule B attached hereto and that information may be requested to verify its identity.

20.	The Trustee

The rights, privileges and benefits of the Trustee set forth in the Indenture are hereby incorporated herein by reference.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by duly authorized representatives as of the day and year first written above.

PNK FINANCE CORP.,
as Grantor
by

Name:
Title:

Signature Page to Escrow Agreement

(Grantor)

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as the Trustee and Escrow Agent
by

Name:
Title:

Signature Page to Escrow Agreement

(Trustee and Escrow Agent)

Exhibit A

Form of Officers’ Certificate

Pinnacle Entertainment, Inc.

This certificate is being delivered pursuant to Section 6 of the Escrow Agreement, dated as of [●], 2013 (the “Escrow Agreement”), between PNK Finance Corp., a Delaware corporation (together with PNK Successor, the “Grantor”) and The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture referred to in the Escrow Agreement and as Escrow Agent (“Escrow Agent”). Unless otherwise indicated, capitalized terms used but not defined herein have the respective meanings specified in the Escrow Agreement or the Indenture. Pinnacle Entertainment, Inc. (the “Company”) hereby certifies to the Escrow Agent and directs the Escrow Agent through the undersigned officers as follows:

(1)  (a) the Acquisition has been, or will be substantially simultaneously with the disbursement of the Escrowed Funds as provided hereunder, consummated in all material respects in accordance with the terms of the Merger Agreement and (b) no provision of the Merger Agreement has been altered, amended or otherwise changed or supplemented, or any provision waived or consented to, in any manner that is material and adverse to the holders of the Notes, as determined in good faith by the Grantor, without the consent of the holders of a majority in principal amount of the Notes outstanding; and

(2)  (a) the Company and each of its subsidiaries (including Ameristar’s former subsidiaries) that is required to provide a Guaranty under the Indenture (the “Required Guarantors”) have executed and delivered a supplemental indenture pursuant to which, concurrently with the disbursement of the Escrowed Funds as provided in the Escrow Agreement, the Company has assumed the obligations of the Grantor under the Notes and the Indenture and the Required Guarantors have guaranteed the Notes as provided in the Indenture and (b) the Company and the Required Guarantors have delivered to the Representatives executed copies of the joinders, agreements, legal opinions and other documents required to be delivered by them to the Representatives pursuant to Section 6(w) of the Purchase Agreement and have satisfied any other requirements under such Section of the Purchase Agreement.

Instructions:

The Escrow Agent is hereby directed to release to [the Grantor] all Escrowed Funds by wire transfer of immediately available funds or to disburse such Escrowed Funds as otherwise directed in writing by the Grantor.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company, through each of the undersigned officers, has signed this officers’ certificate this          day of                                     , 2013.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Officers’ Certificate

(Escrow Release)

Schedule A-1

WIRE INSTRUCTIONS

All cash deposited into the Escrow Account will be transferred by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

Bank:	[ ]
ABA No.:	[ ]
Account Name (Beneficiary):	[ ]
Account No.:	[ ]
F/F/C:	[ ]
Attention:	[ ]
Ref:	[ ]

Schedule A-2

WIRE INSTRUCTIONS

All cash distributed from the Escrow Account to the Trustee for payment on the Notes pursuant to a Special Mandatory Redemption Event will be transferred by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

Bank:	[ ]
ABA No.:	[ ]
Account Name (Beneficiary):	[ ]
Account No.: `	[ ]
F/F/C:	[ ]
Attention:	[ ]
Ref:	[ ]

All cash distributed from the Escrow Account to the Grantor or its designee(s) in accordance with Section 6.2 of the Escrow Agreement will be transferred by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

Bank:	[ ]
ABA No.:	[ ]
Account Name (Beneficiary):	[ ]
Account No.:	[ ]
F/F/C:	[ ]
Attention:	[ ]
Ref:	[ ]

Schedule B

CUSTOMER IDENTIFICATION PROGRAM NOTICE

Important information about procedures for opening a new Account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions (which includes the Escrow Agent) to obtain, verify and record information that identifies each Person who opens an account.

For a non-individual Person such as a business entity, a charity, a trust or other legal entity, the Escrow Agent will ask for documentation to verify its formation and existence as a legal entity. Such documentation may include, but is not limited to, Certificates of Good Standing from the appropriate Secretary of State, certified copies of Partnership Agreements, Trust Agreements or other formation agreements or documents. For companies whose equity securities are publicly traded, these requirements can be met with evidence of regulatory filings with the Securities and Exchange Commission as found on its EDGAR database. We may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

In addition, for non-individual entities, the Escrow Agent must be informed if any contractual party is now acting, or has acted in the past 12 months, under a different name, or has changed its name in the last 12 months.

For individuals, a copy of a government–issued identification, such as a driver’s license or passport, is required to establish identity for the primary party responsible for the account as a signing party to the governing documents. Additionally, any individual involved in the transaction will be required to provide a certified Tax Identification Number on IRS Form W-9, or Form W-8 for non-US Persons.

Any capitalized term used without definition in this Schedule B is used with the meaning assigned to such term in the Escrow Agreement of which this Schedule B is a part.

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE GRANTOR

1.	[ ]
2.	[ ]
3.	[ ]
4.	[ ]

AUTHORIZED REPRESENTATIVES OF THE COMPANY

1.	[ ]
2.	[ ]
3.	[ ]
4.	[ ]